                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, For Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant toss.240.14a-12


                            SYMBOL TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of filing fee (Check the appropriate box):

[X]  No fee required
     ---------------------------------------------------------------------------
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     ---------------------------------------------------------------------------
     (1) Title of each class of securities to which transaction applies:
     ---------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
     ---------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     ---------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
     ---------------------------------------------------------------------------
     (5) Total fee paid:
     ---------------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials.
     ---------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     ---------------------------------------------------------------------------
     (1) Amount Previously Paid:
     ---------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
     ---------------------------------------------------------------------------
     (3) Filing Party:
     ---------------------------------------------------------------------------
     (4) Date Filed:
     ---------------------------------------------------------------------------

                            SYMBOL TECHNOLOGIES, INC.
                                One Symbol Plaza
                         Holtsville, New York 11742-1300

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 26, 2004

To Our Stockholders:

         The Annual Meeting of Stockholders of Symbol Technologies, Inc., a Delaware corporation ("Symbol" or the "Company") will be held at 10:00 A.M., local time, on April 26, 2004 at Symbol Technologies, Inc., World Headquarters, One Symbol Plaza, Holtsville, New York, for the purpose of considering and acting upon the following:

         Proposal 1.       The election of six directors to the Board of
                           Directors of Symbol;

         Proposal 2.       The approval of the amendment and restatement of the
                           Symbol Technologies, Inc. Executive Bonus Plan;

         Proposal 3.       The approval of the Symbol Technologies, Inc. 2004
                           Equity Incentive Award Plan;

         Proposal 4.       The ratification of the appointment of Ernst & Young
                           LLP as the Company's independent auditor for the fiscal year ending December 31, 2004; and

         Proposal 5.       The transaction of any other business that is
                           properly brought before the meeting or any adjournments or postponements thereof.

         Stockholders of record at the close of business on March 1, 2004 are entitled to receive notice of and to vote at the meeting and any adjournments or postponements thereof. You may vote your shares by completing, signing, dating and returning the enclosed proxy card or by telephone or via the Internet. Submitting your instructions by any of these methods will not affect your right to attend the meeting and vote.

                                    By Order of the Board of Directors,

                                    /s/ PETER M. LIEB
                                    -------------------------------------------
                                    PETER M. LIEB
                                    Secretary

Dated:   March 31, 2004
         Holtsville, New York



         If you plan to attend the Annual Meeting in Person:

         Admission to the Annual Meeting will be on a first-come, first-served basis and an admission ticket and picture identification will be required to enter the meeting. If you are a stockholder of record, you will find an admission ticket attached to the proxy card sent to you. If you plan to attend the meeting in person, please retain the admission ticket and bring it with you to the meeting along with picture identification. Stockholders holding stock in a bank or brokerage account will find an admission ticket attached to the proxy card sent to you by your bank or broker. In the event you have not received an admission ticket or have misplaced it, you can obtain an admission ticket in advance by sending a written request to your bank or broker, or you may present yourself at the meeting along with such proof of ownership (such as a brokerage statement) as of the record date and picture identification. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting.

                            SYMBOL TECHNOLOGIES, INC.
                                One Symbol Plaza
                         Holtsville, New York 11742-1300

                                 PROXY STATEMENT

         We are providing these proxy materials because the Board of Directors of Symbol Technologies, Inc. ("Symbol" or the "Company") is soliciting your proxy to vote at Symbol's Annual Meeting of Stockholders at 10:00 A.M., local time on April 26, 2004, at the Symbol Technologies, Inc. World Headquarters,
One Symbol Plaza, Holtsville, New York, and at any adjournments or postponements of this meeting. This Proxy Statement contains information about the items being voted on at the 2004 Annual Meeting and information about Symbol. Commencing on or about April 2, 2004, copies of this Proxy Statement and the proxy card, together with a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, are being mailed to stockholders.

QUESTIONS AND ANSWERS

     WHO IS ENTITLED TO VOTE?

         Stockholders who own Symbol Common Stock, par value $.01 per share (the "Common Stock") as of the close of business on March 1, 2004 will be entitled to vote at the Annual Meeting. On that date there were 231,357,703 shares of Common Stock outstanding and entitled to vote. Each share is entitled to one vote on each matter properly brought before the meeting.

     HOW DO I VOTE?

         Symbol is offering you four methods of voting.

     o You may indicate your vote on the enclosed proxy card, sign and date the card and return the card in the enclosed prepaid envelope.

     o You may vote by telephone by calling the toll free number that appears on the enclosed proxy card and following the instructions given.

     o You may vote via the Internet. Internet voting instructions are provided on the enclosed proxy card.

     o    You may attend the meeting and vote in person.

         All shares entitled to vote and represented by a properly completed and executed proxy received before the meeting and not revoked will be voted at the meeting as you instruct in a proxy delivered before the meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed and executed proxy will be voted as the Board of Directors recommends.

     WHAT DO I NEED TO KNOW IN ORDER TO ATTEND THE 2004 ANNUAL MEETING?

         You are cordially invited to attend the Annual Meeting, which will begin at 10:00 A.M., local time on April 26, 2004. The meeting will be held at the Symbol Technologies, Inc. World Headquarters, One Symbol Plaza, Holtsville, New York 11742. Stockholders will be admitted beginning at 9:00 A.M., local time. The location is accessible to handicapped persons.

         YOU WILL NEED AN ADMISSION TICKET TO ENTER THE MEETING. Admission to the Annual Meeting will be on a first-come, first-served basis and an admission ticket and picture identification will be required to enter the meeting. If you are a stockholder of record, you will find an admission ticket attached to the proxy card sent to you. If you plan to attend the meeting in person, please retain the admission ticket and bring it with you to the meeting along with picture identification. Stockholders holding stock in a bank or brokerage account will find an admission ticket attached to the proxy card sent to you by your bank or broker. In the event you have not received an admission ticket, you can obtain an admission ticket in advance by sending a written request to your bank or broker, or you may present yourself at the meeting along with such proof of ownership (such as a brokerage statement) as of the record date and picture identification.

     WHAT CAN I VOTE ON?

     o The election of six directors to the Board of Directors of Symbol to serve for a term of one year;

     o The approval of the amendment and restatement of the Symbol Technologies, Inc. Executive Bonus Plan;

     o The approval of the Symbol Technologies, Inc. 2004 Equity Incentive Award Plan;

     o The ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2004; and

     o The transaction of any other business that is properly brought before the meeting or any adjournments or postponements thereof.

     HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS?

         The Board recommends a vote:

     o    FOR each of the nominees for the Board of Directors;

     o FOR the approval of the amendment and the restatement of the Symbol Technologies, Inc. Executive Bonus Plan;

     o FOR the approval of the Symbol Technologies, Inc. 2004 Equity Incentive Award Plan; and

     o FOR the ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2004.

     MAY I CHANGE MY VOTE?

         You can revoke your proxy at any time before it is voted by delivery of a properly completed and executed, later-dated proxy card or telephone or Internet vote or by voting in person by ballot at the 2004 Annual Meeting.

     HOW MANY VOTES ARE REQUIRED TO HOLD A MEETING?

         A quorum is necessary to hold a valid meeting of stockholders. The presence, in person or by proxy, of stockholders representing a majority of the shares of the Common Stock outstanding and entitled to vote constitutes a quorum. Shares represented by proxies that reflect abstentions or broker "non-votes" are counted as present and entitled to vote for determination of a quorum.

         An abstention is a properly executed proxy marked ABSTAIN for any matter. A broker "non-vote" occurs when you hold your shares in "street name" through a broker or other nominee and you do not give your broker or nominee instructions on how to vote on matters over which your broker or nominee does not have voting discretion. If you do not provide voting instructions, your shares may not be voted on these matters.

     HOW MANY VOTES ARE REQUIRED TO PASS A PROPOSAL?

         A favorable vote of a plurality of the shares present in person or represented by proxy and entitled to vote is required for the election of directors. This means that the nominees who receive the greatest number of votes for each open seat will be elected. Abstentions will not affect the election of nominees receiving a plurality of votes. Votes withheld and broker "non-votes" are not counted for purposes of electing directors.

         The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote is required for the approval of the amendment and restatement of the Symbol Technologies, Inc. Executive Bonus Plan and the 2004 Equity Incentive Award Plan and the ratification of the appointment of Ernst & Young

LLP as the Company's independent auditors. Abstentions will have the effect of a negative vote, while broker "non-votes" will be treated as not entitled to vote for purposes of determining the approval of these proposals and will not have any effect on the outcome of the vote.

     HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?

         We do not know of any business or proposals to be considered at the 2004 Annual Meeting other than the items described in this Proxy Statement. If any other business is properly brought before the Annual Meeting or any adjournments or postponements thereof, the signed proxies received from you and other stockholders give the proxies the authority to vote on the matter according to their judgment.

     WHO RECEIVES PROXY MATERIALS?

         This Proxy Statement and enclosed proxy card are first being mailed to stockholders on or about April 2, 2004. Each registered owner of Common Stock as of the close of business on March 1, 2004 is entitled to receive a copy of Symbol's 2003 Annual Report on Form 10-K and to vote.

         The Securities and Exchange Commission (the "SEC" or the "Commission") has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing the same last name and address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker, if your shares are held in a brokerage account, or us, if you hold registered shares. You can notify us by sending a written request to the address set forth below under "How can I contact Symbol to request materials or information referred to in these questions and answers?" If you revoke your consent, you will be sent separate copies of documents mailed within 30 days after receipt of your revocation.

         If you have not received the Company's 2003 Annual Report on Form 10-K, please contact us as directed below under "How can I contact Symbol to request materials or information referred to in these questions and answers?" and we will send a copy without exhibits at no expense to you. Symbol will provide any exhibit requested upon payment of a specified reasonable fee limited to Symbol's reasonable expenses in furnishing such exhibit.

     MAY I INSPECT THE STOCKHOLDER LIST?

         In accordance with Delaware law and the Company's By-Laws, a list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose germane to the meeting, for 10 days prior to the meeting at the location of the Annual Meeting, Symbol's World Headquarters, between the hours of 9:00 A.M. and 4:00 P.M., Eastern Standard Time.

     WHO BEARS THE COSTS OF SOLICITING PROXIES?

     Symbol pays the costs of soliciting proxies. We have also made arrangements with brokerage houses and other custodians, nominees and fiduciaries of shares to send proxy materials to stockholders of record on March 1, 2004. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock as of the record date. Certain of Symbol's officers and directors may solicit the submission of proxies authorizing the voting of shares in accordance with the Board of Directors' recommendations, but no additional remuneration will be paid by the Company for the solicitation of proxies by the Company's officers and directors. We have retained Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor,

New York, New York 10004, to aid in the solicitation of proxies for the 2004 Annual Meeting. For these services, we will pay Innisfree a fee of $15,000 and reimburse it for certain out-of-pocket disbursements and expenses.

     HOW CAN I CONTACT SYMBOL TO REQUEST MATERIALS OR INFORMATION REFERRED TO IN THESE QUESTIONS AND ANSWERS?

You may contact us:

     o    By mail addressed to:

              Symbol Technologies, Inc.
              One Symbol Plaza
              Mail Stop: A-4
              Holtsville, NY 11742
              Attention:  Investor Relations;

     o    By calling (631) 738-4104; or

     o By visiting our website at http://www.symbol.com/investors and clicking on "Info Request" and filling out the request form.

STOCKHOLDER PROPOSALS AND NOMINATIONS

         The deadline for stockholders to submit a proposal under Rule 14a-8 of the Commission's proxy rules for inclusion in the Company's proxy statement for the 2005 Annual Meeting is December 1, 2004. Any such proposals submitted under Rule 14a-8 must be received by the Company on or before that date. Please send proposals to the Secretary of the Company at the Company's principal executive offices.

         In addition, eligible stockholders may submit proposals for consideration at the 2005 Annual Meeting (aside from a stockholder proposal under Rule 14a-8 to be included in the Company's proxy statement, as discussed above) in accordance with the provisions of the Company's By-Laws. If a stockholder intends to submit a proposal in this manner, he or she must give the Company written notice containing the information specified in the Company's By-Laws. Such written notice must be received by the Secretary of the Company at the Company's principal executive offices not more than 120 days and not less than 90 days before the date of the Annual Meeting. For the 2005 Annual Meeting, such notice must be received between January 1, 2005 and January 31, 2005. If the date of the 2005 Annual Meeting is set for more than 30 days before or more than 60 days after April 26, 2005, notice by the stockholder must be delivered not earlier than 120 days prior to the meeting and not later than the later of 90 days prior to the meeting or the 10th day following the date on which public disclosure of the date of the meeting is first made by the Company.

         Eligible stockholders may also nominate persons for election to the Board of Directors at the 2005 Annual Meeting in accordance with the Company's By-Laws. Stockholders who wish to make a nomination in this manner must give the Company written notice containing the information specified in the Company's By-Laws. Such written notice must be received by the Secretary of the Company at the Company's principal executive by the same deadlines set forth in the paragraph above regarding stockholder proposals. In addition, if the number of directors to be elected at the 2005 Annual Meeting is increased and there is no public announcement by the Company naming all of the nominees for director or specifying the size of the increased Board of Directors by January 31, 2005, notice of director nominations by stockholders will be considered timely with respect to nominees for any new positions created by such increase if it is delivered to the Secretary of the Company at the Company's principal executive offices no later than the 10th day following the day on which such announcement is first made by the Company.

                               SECURITY OWNERSHIP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth the beneficial ownership of the Common Stock by (i) those persons known by Symbol to own beneficially more than 5% of the outstanding Common Stock; (ii) each current executive officer named in the Summary Compensation Table; (iii) each director (which includes the nominees for director); and (iv) all directors and executive officers of Symbol, as a group.


                      NAME OF INDIVIDUAL OR                             AMOUNT AND NATURE OF            PERCENT OF
                        IDENTITY OF GROUP                             BENEFICIAL OWNERSHIP (1)       COMMON STOCK (2)
---------------------------------------------------------------      --------------------------     ------------------
FMR Corp
82 Devonshire Street
Boston, Massachusetts 02109....................................             34,529,105 (3)                 14.9%
Raymond R. Martino.............................................                700,952 (4)                  *
Harvey P. Mallement............................................                435,290 (5)                  *
William R. Nuti................................................                600,000 (6)                  *
Richard Bravman................................................                549,609 (7)                  *
George Bugliarello.............................................                299,739 (8)                  *
Leo A. Guthart.................................................                167,500 (9)                  *
Carole DeMayo..................................................                108,445 (10)                 *
James Simons...................................................                 68,750 (11)                 *
Mark T. Greenquist.............................................                 40,000 (12)                 *
Todd A. Abbott.................................................                 30,000 (13)                 *
Todd Hewlin....................................................                     --                      *
Salvatore Iannuzzi.............................................                     --                      *
Robert Chrenc..................................................                     --                      *
Melvin A. Yellin...............................................                     --                      *
George Samenuk.................................................                     --                      *
Edward Kozel...................................................                     --                      *
All executive officers and directors as a group
(consisting of 18 individuals).................................              2,440,678 (14)                 1.1%


----------------
* Less than 1%.

(1) The amounts shown are the number of shares of the Common Stock owned beneficially (as determined in accordance with Rule 13d-3(d)(1) of the Securities Exchange Act of 1934 (the "Exchange Act")) as of February 15, 2004 (except for FMR Corp., where the amounts are as of February 17, 2004). The persons identified in this table have sole voting and investment power over the shares of the Common Stock stated above, except as stated otherwise in these footnotes. This chart was prepared from information the directors and executive officers have given to us and from publicly available documents filed or furnished to the Commission.

(2) The percentages shown represent the percentages beneficially owned of the outstanding Common Stock as of February 15, 2004 (except for FMR Corp., where the amounts are as of February 17, 2004).

(3) All information regarding FMR Corp. and its affiliates is based on information disclosed in a Schedule 13G/A filed by FMR Corp., Edward C. Johnson 3rd and Abigail P. Johnson on February 17, 2004 (the "FMR Schedule 13G/A"). According to the FMR Schedule 13G/A, Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp., is the beneficial owner of 31,586,280 shares and the sole power to vote or direct the vote of these 31,586,280 shares resides with Edward C. Johnson 3d, FMR Corp. and the Boards of Trustees of the various Fidelity funds. Fidelity Management Trust Company, a wholly-owned subsidiary of FMR Corp., is the beneficial owner of 2,415,662 shares and the sole power to vote or direct the vote of these 2,415,662 shares resides with Edward C. Johnson 3d and FMR Corp.

     Through Strategic Advisers, Inc., a wholly-owned subsidiary of FMR Corp., FMR owns 1,363 shares of Symbol. Fidelity International Limited ("FIL") is the beneficial owner of 525,800 shares of Symbol. FMR Corp. and FIL are of the view that they are not acting as a "group" for purposes of Section 13(d) under the Exchange Act and that they are not otherwise required to attribute to each other the "beneficial ownership" of securities "beneficially owned" by the other entity within the meaning of Rule 13d-3 promulgated under the Exchange Act. Therefore, they are of the view that the shares held by the other entity need not be aggregated for purposes of
     Section 13(d).

(4) This number includes 162,500 shares that may be acquired upon the exercise of options within 60 days of February 15, 2004 and 538,452 shares owned by Mr. Martino.

(5) This number includes 269,368 shares that may be acquired upon the exercise of options within 60 days of February 15, 2004 and 165,922 shares owned by Mr. Mallement.

(6) This number includes 200,000 shares that may be acquired upon the exercise of options within 60 days of February 15, 2004 and 400,000 restricted shares owned by Mr. Nuti.

(7) This number includes 417,437 shares that may be acquired upon the exercise of options within 60 days of February 15, 2004 and 132,172 shares owned by Mr. Bravman.

(8) This number includes 288,350 shares that may be acquired upon the exercise of options within 60 days of February 15, 2004 and 11,389 shares owned jointly by Dr. Bugliarello and his wife.

(9) This number includes 140,000 shares that may be acquired upon the exercise of options within 60 days of February 15, 2004 and 27,500 shares owned by Dr. Guthart.

(10) This number includes 106,834 shares that may be acquired upon the exercise of options within 60 days of February 15, 2004 and 1,613 shares owned by Ms. DeMayo.

(11) This number includes 61,250 shares that may be acquired upon the exercise of options within 60 days of February 15, 2004 and 7,500 shares owned by Dr. Simons.

(12) This number represents 40,000 shares that may be acquired upon the exercise of options within 60 days of February 15, 2004 by Mr. Greenquist.

(13) This number represents 30,000 shares that may be acquired upon the exercise of options within 60 days of February 15, 2004 by Mr. Abbott.

(14) This number includes 1,288,302 shares that may be acquired upon the exercise of options within 60 days of February 15, 2004 and excludes the number of shares beneficially owned by Mr. Bravman as he was no longer an executive officer as of such date.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires our directors and executive officers (as defined therein), and persons who beneficially own more than 10% of a registered class of Symbol's equity securities, to file reports of holdings and transactions in Symbol's equity securities and derivative securities with the Commission and the New York Stock Exchange (the "NYSE") and to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of the forms and amendments received by the Company, we believe that, during 2003, executive officers, directors and persons who beneficially own more than 10% of Symbol's equity securities complied with all Section 16(a) filing requirements applicable to them.

                            GOVERNANCE OF THE COMPANY

WHO ARE THE CURRENT MEMBERS OF THE BOARD OF DIRECTORS?

         The members of the Board of Directors on the date of this Proxy Statement, and the committees of the Board of Directors on which they serve, are identified below.

                                                               NOMINATING AND
                                                            CORPORATE GOVERNANCE
                                  AUDIT     COMPENSATION         COMMITTEE
                                COMMITTEE     COMMITTEE
George Bugliarello+                 *
Robert J. Chrenc                   **
Leo A. Guthart+                     *             *                  *
Salvatore Iannuzzi, Chairman        *             *                  **
Edward Kozel                                      *
Harvey P. Mallement+                *             *                  *
Raymond R. Martino+
William R. Nuti
George Samenuk                      *
James Simons+
Melvin A. Yellin                                 **                  *


   *    Member.

   **   Chair.

   +    Retiring effective as of the date of the Company's 2004 Annual Meeting.


 WHAT ARE THE BOARD'S COMMITTEES AND WHAT ARE THEIR ROLES?

         The Board of Directors has standing Audit, Nominating and Corporate Governance and Compensation Committees.

         AUDIT COMMITTEE. The functions of the Audit Committee are described below under the heading "Report of the Audit Committee". The charter of the Audit Committee is attached to this Proxy Statement as Annex I and is available on the Company's Investor Relations website (http://www.symbol.com/investors). The Audit Committee met 13 times during fiscal 2003.

         On December 15, 2003, the Board appointed Mr. Bugliarello, Mr. Chrenc, Mr. Guthart and Mr. Mallement as the members of the Audit Committee for the coming year, as shown above.

         On February 9, 2004, Mr. Chrenc was named Chairman of the Audit Committee. On March 24, 2004, the Board appointed Mr. Samenuk and Mr. Ianuzzi as members of the Audit Committee.

         Also on February 9, 2004, the Board of Directors formed the Risk Subcommittee of the Audit Committee. The purpose of the Risk Subcommittee of the Audit Committee is to work with the Company's management to (a) regularly survey all areas of significant potential business and legal risk to the Company and
(b) ensure that reasonable and prudent proactive mitigation strategies are in place and are executed effectively.

         The Board has determined that all of the members of the Audit Committee are independent within the meaning of SEC regulations, the listing standards of the NYSE and the Company's Corporate Governance Guidelines. The Board has determined that Mr. Chrenc is qualified as an independent audit committee financial expert within the meaning of SEC regulations and that he has accounting and related financial management expertise within the meaning of the listing standards of the NYSE.

         NOMINATING AND CORPORATE GOVERNANCE COMMITTEE. The Nominating and Corporate Governance Committee is responsible for developing and implementing policies and practices relating to corporate governance, including reviewing and monitoring the implementation of the Company's Corporate Governance Guidelines. In addition, this Committee develops and reviews background information on candidates for the Board and makes recommendations to the Board regarding such candidates. The Nominating and Corporate Governance Committee also supervises the Board's annual review of director independence and the Board's performance self-evaluation. The charter of the Nominating and Corporate Governance Committee is available on the Company's Investor Relations website (http://www.symbol.com/investors). The Committee did not meet during fiscal 2003.

         On January 15, 2004, the Board appointed Mr. Iannuzzi and Mr. Yellin, as Chairman and member, respectively, to the Nominating and Corporate Governance Committee for the coming year.

         The Board has determined that all of the members of the Nominating and Corporate Governance Committee are independent within the meaning of the listing standards of the NYSE and the Company's Corporate Governance Guidelines.

         COMPENSATION COMMITTEE. The function of the Compensation Committee is described in "Executive Compensation" below, under the heading "Report of the Compensation Committee." The charter of the Compensation Committee is available on the Company's Investor Relations website (http://www.symbol.com/investors). In fiscal 2003, the Compensation Committee met eight times.

         On January 19, 2004, Messrs. Yellin and Iannuzzi were appointed as members of the Compensation Committee. On February 9, 2004, Mr. Yellin was named Chairman of the Compensation Committee. On March 24, 2004, the Board appointed Mr. Kozel as a member of the Compensation Committee.

         The Board has determined that all of the members of the Compensation Committee are independent within the meaning of the listing standards of the NYSE and the Company's Corporate Governance Guidelines.

WHO IS THE BOARD'S CHAIR?

         On December 30, 2003, Salvatore Iannuzzi was appointed the non-executive Chairman of the Board. In addition, Mr. Iannuzzi shall preside over all executive sessions of the non-management directors.

HOW DOES THE BOARD SELECT NOMINEES FOR THE BOARD?

         The Nominating and Corporate Governance Committee considers candidates for Board membership suggested by its members and other Board members, as well as by management and the Company's stockholders. As set forth in the Company's Corporate Governance Guidelines, the Board's Nominating and Corporate Governance Committee annually reviews with the Board the appropriate characteristics, skills and experience for the Board as a whole and its individual members, and recommends to the Board of Directors candidates for Board membership in accordance with the characteristics, skills and experience set forth by the Committee, the Corporate Governance Guidelines and the selection criteria outlined in the Committee's charter. The Nominating and Corporate Governance Committee, in evaluating the suitability of individual candidates and recommending candidates to stand for election takes into account many factors, including a candidate's ability to make independent analytical inquiries, general understanding of technology, manufacturing, marketing, finance and other elements relevant to the success of the Company in today's business environment, as well as the candidate's educational and professional background. The Nominating and Corporate Governance Committee evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best advance the success of the Company and represent stockholder interests through the exercise of sound judgment and calling upon the group's diversity of experience in these various areas. In searching for qualified director candidates to stand for election to the Board and to fill vacancies on the Board, the Board solicits current directors for the names of potential qualified candidates and may ask directors to pursue their own business contacts for the names of potentially qualified candidates. In connection with the reconstitution of the Board in advance of the 2004 Annual Meeting, the Nominating and Corporate Governance Committee used the services of Heidrick & Struggles and DHR International to assist in the search for qualified director candidates and paid customary fees for such services. In the future, the Nominating and Corporate Governance Committee may retain these or other search firms or consult with outside advisors to assist in the search for qualified candidates.

         In addition, the Nominating and Corporate Governance Committee will consider candidates proposed by stockholders. Stockholders who wish to propose a candidate to the Nominating and Corporate Governance Committee must send written notice to the Committee containing all of the information relating to such proposed candidate as is required to be disclosed in solicitations of proxies for elections of directors pursuant to Regulation 14A under the Exchange Act, as amended. Such written notice must be sent to the Nominating and Corporate Governance Committee, c/o the Secretary of the Company at the Company's principal executive offices, generally not more than 120 days and not less than 90 days before the date of the next Annual Meeting. In addition, if the number of directors to be elected at the next Annual Meeting is increased and there is no public announcement by the Company naming all of the nominees for director or specifying the size of the increased Board of Directors at least 90 days prior to the Annual Meeting, notice of proposed director candidates by stockholders will be considered timely with respect to nominees for any new positions created by such increase if it is delivered to the Secretary of the Company at the Company's principal executive offices no later than the 10th day following the day on which such announcement is first made by the Company. The Nominating and Corporate Governance Committee will use the same evaluation criteria in considering the suitability of stockholder candidates as for candidates proposed by the Company, the Board of Directors or the Nominating and Corporate Governance Committee.

         Once the Nominating and Corporate Governance Committee has identified a prospective nominee, the Committee makes a determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on whatever information is provided to the Committee at the time of the recommendation of the prospective candidate, as well as the Committee's own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination is based primarily on the need for additional Board members to fill vacancies or expand the size of the Board and the likelihood that the prospective nominee can satisfy the evaluation factors described below. If the Committee determines, in consultation with the Chairman of the Board and other Board members, as appropriate, that additional consideration is warranted, it may request a third-party search firm to gather additional information about the prospective nominee's background and experience and to report its findings to the Committee. The Committee then evaluates the prospective nominee against the standards and qualifications set forth in the Committee's Charter and as set forth in the Company's Corporate Governance Guidelines, including:

     o the prospective nominee's personal and professional integrity, ethics and values;

     o the prospective nominee's experience in corporate management, such as serving as an officer or former officer of a publicly held company;

     o the prospective nominee's experience in Symbol's industry and with relevant social policy concerns;

     o the prospective nominee's experience as a board member of another publicly held company;

     o the nature of and time involved in a prospective nominee's service on other boards and/or committees;

     o the prospective nominee's academic expertise in an area of Symbol's operations; and

     o the extent of the prospective nominee's practical and mature business judgment.

         The Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, the need for business expertise in additional or different areas and the evaluations of other prospective nominees. After completing this evaluation and interview, the Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Committee.

HOW DOES THE BOARD DETERMINE WHICH DIRECTORS ARE CONSIDERED INDEPENDENT?

         In January 2004, the Board enhanced its Corporate Governance Guidelines. The Guidelines adopted by the Board meet or exceed the new listing standards adopted during the year by the NYSE. The full text of the Guidelines can be found in the Investor Relations section of the Company's website (http://www.symbol.com/investors). A copy may also be obtained upon written request from the Company's Secretary.

         Pursuant to the Guidelines, the Board undertook its annual review of director independence in March 2004. During this review, the Board considered transactions and relationships between each director or any member of his or her immediate family and the Company and its subsidiaries and affiliates, including those reported under "Certain Relationships and Related Transactions" below. The Board also examined transactions and relationships between directors or their affiliates and members of the Company's senior management or their affiliates. As provided in the Guidelines, the purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent.

         As a result of this review, the Board affirmatively determined that all of the directors nominated for election at the annual meeting are independent of the Company and its management under the standards set forth in the Corporate Governance Guidelines, with the exception of William Nuti. Mr. Nuti is considered an inside director because of his employment as President and Chief Executive Officer of the Company. Additionally, while Messrs. Nuti and Kozel were both previously employed by Cisco Systems, Inc., at no time during their respective periods of employment at Cisco did either Mr. Nuti or Mr. Kozel have a reporting relationship to the other. Accordingly, the Board determined that their sharing a former common employer did not impair Mr. Kozel's independence from management of the Company.

HOW OFTEN DID THE BOARD MEET DURING FISCAL 2003?

         The Board met 16 times during fiscal 2003. All incumbent Directors who are nominees for election to the Board have attended all of the aggregate number of meetings of the Board and meetings of the Committees thereof on which he was a member. Under the Company's Corporate Governance Guidelines, each Director is expected to dedicate sufficient time, energy and attention to ensure the diligent performance of his or her duties, including by attending all meetings of the stockholders of the Company, the Board and Committees of which he or she is a member. At Symbol's 2002 Annual Meeting, all members of the Board and nominees for election to the Board were present. Symbol did not hold an annual meeting of its stockholders during 2003.

HOW ARE DIRECTORS COMPENSATED?

         BASE COMPENSATION. Members of the Board of Directors who are not employees of the Company are paid an annual retainer of $15,000, in equal quarterly installments. They also receive a fee of $2,500 for each Board of Directors meeting they attend or each meeting of a committee that is not held in conjunction with a Board of Directors meeting. The chairman of the Audit Committee and the chairman of the Compensation Committee are each paid an annual retainer of $5,000 in equal quarterly installments.

         Directors who are employees do not receive additional compensation for serving as directors or for attending Board of Directors or committee meetings. Symbol reimburses directors for their expenses in connection with attending meetings of the Board of Directors or committees of the Board of Directors.

         OPTIONS. Non-employee directors also receive an option to purchase 50,000 shares of Common Stock upon their initial election to the Board of Directors pursuant to the 2000 Directors' Stock Option Plan (the "2000 Plan"). Under the 2000 Plan, each option has a ten-year term; twenty-five percent (25%) of the options become exercisable on the first anniversary of the date of the grant and twenty-five percent (25%) of the options become exercisable each year thereafter. The options have an option exercise price equal to the closing price of shares of the Common Stock on the date of the grant. Messrs. Iannuzzi, Chrenc and Yellin, whose terms as directors began on December 15, 2003, each received a grant of an option to purchase 50,000 shares of Common Stock at a price of $16.79, the closing price of the Common Stock on the NYSE on that date. Messrs. Kozel and Samenuk, whose terms as Directors began on March 10, 2004, each received a grant of an option to purchase 50,000 shares of Common Stock at a price of $13.89, the closing price of the Common Stock on the NYSE on that date. The options are generally not transferable except in the event of a participant's death.

         Non-employee directors are entitled to additional option awards pursuant to the 2002 Directors' Stock Option Plan (the "2002 Plan"). The 2002 Plan authorizes the Compensation Committee of the Board of Directors to grant options to purchase 20,000 shares of Common Stock to each person who is not a full-time employee of Symbol or one of its subsidiaries, who has been a director for at least eleven (11) months and is re-elected at the Annual Meeting of stockholders. Each option has a ten-year term; ten percent (10%) becomes exercisable on the first anniversary of the date of grant and fifteen percent (15%) becomes exercisable every six (6) months thereafter; the options have an option exercise price equal to 100 percent of the closing price of shares of Common Stock on the NYSE on the date of grant. The options are generally not transferable except to the extent that options may be exercised by an executor or administrator, provided, however, with the prior approval of the Board of Directors, options under the 2002 Directors' Plan may be transferred to an optionee's spouse, children, grandchildren or trusts or partnerships for the benefit of such persons. No options were granted to non-employee Directors under the 2002 Directors' Plan in 2003.

         The compensation of directors may be modified from time to time by the Board of Directors if it determines such modification is necessary or appropriate in light of the Company's needs, best market practices or applicable legal and regulatory changes. In connection with its review of the Company's compensation policies, the Compensation Committee is reviewing the remuneration of members of the Board of Directors and will present its recommendations to the entire Board upon completion of its review.

HOW DO STOCKHOLDERS COMMUNICATE WITH THE BOARD?

         Stockholders and other parties interested in communicating directly with the non-executive chairman, with the non-executive directors as a group or individual members of the Board may do so by writing to the person(s), c/o Peter
M. Lieb, Senior Vice President, General Counsel & Secretary, Symbol Technologies, Inc., One Symbol Plaza, Holtsville, New York 11742-1300 or by visiting our website at http://www.symbol.com/investors, clicking on the "Email the Board" link and sending an email to the non-executive chairman, the non-management directors as a group or individual members of the Board. Such communications will be distributed to specific Director(s) as directed by the stockholder in the email or, if addressed generally to the Board of Directors, to specific members of the Board of Directors as may be appropriate. For example, if a communication relates to accounting, internal accounting controls or auditing matters, unless otherwise specified, the communication will be forwarded to the Chairman of the Company's Audit Committee.


DOES THE COMPANY HAVE A CODE OF ETHICS?

         The Company has adopted a Statement of Corporate Policy and Code of Conduct which is applicable to all employees of the Company, including the principal executive officer, the principal financial officer and the principal accounting officer and controller, as well as the Directors. The Statement of Corporate Policy and Code of Conduct is available on the Company's Investor Relations website (http://www.symbol.com/investors). A copy may also be obtained upon written request from the Company's Secretary at Symbol Technologies, Inc., One Symbol Plaza, Holtsville, New York 11742. The Company intends to post amendments to or waivers from its Statement of Corporate Policy and Code of Conduct (to the extent applicable to the Company's chief executive officer, principal financial officer, principal accounting officer and controller or any director) at this location on its website.

                      REPORT OF THE COMPENSATION COMMITTEE

The following Report of the Compensation Committee and the performance graph included elsewhere in this Proxy Statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report or the performance graph by reference therein.

         The Compensation Committee is responsible for setting and administering the Company's policies that govern executive compensation and for establishing the compensation of the Company's executive officers. The Compensation Committee consists of only non-employee Directors who are "independent" within the meaning of the Company's Corporate Governance Guidelines.

         In January 2004, the Compensation Committee retained the compensation consulting firm of Pearl Meyer & Partners and the law firm of Latham & Watkins LLP (the Company's primary outside counsel) to assist it in a comprehensive strategic and legal review of the Company's compensation policies, which review is ongoing. Pearl Meyer & Partners and Latham & Watkins LLP report directly to the Compensation Committee in connection with the review. Pursuant to the review, the Compensation Committee intends to revise the Company's compensation plans and policies to the extent it deems necessary or appropriate to reflect current best market practices and applicable legal standards. As a result of the review, the Compensation Committee is recommending that the Company's stockholders approve the Symbol Technologies, Inc. 2004 Equity Incentive Award Plan and the Amended and Restated Symbol Technologies, Inc. Executive Bonus Plan, each of which is described further below. The Compensation Committee believes that that the approval of such plans will enhance the Company's ability to provide its executives and other employees with appropriate long-term and annual performance-based compensation in a manner that is tax-efficient for the Company.

         The Compensation Committee of the Board of Directors has furnished the following report on executive compensation for calendar year 2003.

COMPENSATION PHILOSOPHY

         The general philosophy of the Compensation Committee is to provide executive compensation designed to enhance stockholder value, including annual compensation, consisting of salary and bonus awards, and long-term compensation, consisting of stock options and other equity based compensation. To this end, the Compensation Committee designs compensation plans and incentives to link the financial interests of the Company's executive officers to the interests of its stockholders, to encourage support of the Company's long-term goals, to tie executive compensation to the Company's performance, to attract and retain talented leadership and to encourage significant ownership of the Common Stock by executive officers.

         In making decisions affecting executive compensation, the Compensation Committee reviews the nature and scope of the executive officer's responsibilities as well as his or her effectiveness in supporting the Company's long-term goals. The Compensation Committee also considers the compensation practices of companies that are of similar size to the Company as well as those providing similar services and products to similar markets and customers. The Company does not have a policy to predetermine specific compensation relative to the compensation paid by other companies.

         There are two primary types of compensation provided to the Company's executive officers:

          o Annual compensation, which includes base salary intended to provide a stable annual salary at a level consistent with individual contributions, and annual performance bonuses intended to link officers' compensation to the Company's performance as well as the performance of the individual executive officer.

          o Long-term compensation, which includes stock options and other equity based compensation intended to encourage actions to maximize stockholder value.

BASE SALARY

         Consistent with the Company's philosophy relative to salary, the Chief Executive Officer reviews data for executives in similar positions in comparable companies as provided by an independent consultant and compiled by the Company and recommends a specific salary for each executive officer (other than himself) to the Compensation Committee for its consideration and approval. In determining such salaries, the performance of each executive officer, his or her experience and the performance of the business unit for which he or she is responsible, as well as the performance of the Company as a whole, are all taken into account. Additionally, pursuant to the Compensation Committee Charter adopted by the Board of Directors in January 2004, the Compensation Committee reviews, on an annual basis, the base salaries of all executive officers, directors and other employees of the Company or its subsidiaries in excess of $250,000.

ANNUAL INCENTIVE

         IN GENERAL. As of December 31, 2003, annual bonuses were payable pursuant to the Symbol Technologies, Inc. Executive Bonus Plan (the "Executive Bonus Plan"). Pursuant to the Executive Bonus Plan, the Chief Executive Officer of the Company recommends to the Compensation Committee (i) the employees eligible for awards under the Executive Bonus Plan, (ii) the amount of the recommended award (by individual or class of individuals and stated as a dollar amount or a percentage of base salary), and (iii) any factors that should be considered by the Compensation Committee or the Board of Directors in connection with their consideration of the Chief Executive Officer's recommendations (the "Recommendations") in their determinations. The Compensation Committee considers the Recommendations and may approve the Recommendation with respect to any or all recommended employees, approve an award of a different amount for any or all recommended employees or deny awards to any or all recommended employees. Any awards approved by the Compensation Committee are then submitted to the Board of Directors for its consideration and approval. Awards are limited to a maximum of 200% of the employee's base earnings for the plan year.

         2004 EXECUTIVE BONUS PLAN. In March 2004, the Compensation Committee recommended, and the Board of Directors adopted, the amended and restated Executive Bonus Plan (the "2004 Executive Bonus Plan") which has been submitted to the Company's stockholders for their approval in connection with this Proxy Statement. The Compensation Committee adopted the 2004 Executive Bonus Plan in order to maximize the deductibility of bonuses payable to the Company's senior executives for federal income tax purposes. The terms of the 2004 Executive Bonus Plan are described in further detail in the section of this Proxy Statement entitled "Proposal 2. Proposal to Approve the Amendment and Restatement of the Symbol Technologies, Inc. Executive Bonus Plan."

LONG-TERM COMPENSATION

         The Compensation Committee is committed to long-term incentive programs for executive officers that promote the long-term growth of the Company. The Compensation Committee believes that executive officers of the Company should be rewarded with a proprietary interest in the Company for continued long-term performance and to attract, motivate and retain qualified and capable executives. In connection with the Compensation Committee's strategic review of existing equity compensation plans and arrangements, the Compensation Committee began in January 2004 to evaluate the desirability of granting "performance vesting" options or other equity compensation awards to any of the Company's employees. Based upon the review, the Compensation Committee currently intends to grant "performance vesting" options or other equity compensation awards to a select group of senior executives. As currently contemplated, the vesting of such options or other equity compensation awards will occur (or will be significantly accelerated) only if the Company attains certain pre-established financial goals. The Compensation Committee is currently evaluating the performance metrics and other terms that may be utilized with respect to such awards.

EQUITY BASED COMPENSATION

         IN GENERAL. As of December 31, 2003, the Company maintained several option plans pursuant to which the Compensation Committee could grant to executive officers options to purchase shares of the Company's Common Stock. In 2003, the Compensation Committee granted options to purchase an aggregate of 7,067,930 shares of the Company's Common Stock to the Company's employees. In addition, during 2003 options to purchase an aggregate of 150,000 shares of the Company's Common Stock were granted to non-employee directors of the Company. All such options were granted with an exercise price equal to the closing price of the Common Stock on the NYSE on the date of grant, have a maximum term of ten years and, subject to the optionee's continued employment (or continued services as a director, as applicable), become vested and exercisable in installments over a four to five year term.

         2004 EQUITY PLAN. In March 2004, the Compensation Committee recommended, and the Board of Directors adopted, the Symbol Technologies, Inc. 2004 Equity Incentive Award Plan (the "2004 Equity Plan"), which has been submitted to the Company's stockholders for their approval in connection with this Proxy Statement. The 2004 Equity Plan is intended to provide the Compensation Committee with the flexibility to grant various types of equity compensation awards in addition to stock options, including restricted stock, stock appreciation rights, performance shares, performance stock units, dividend equivalents, stock payments, deferred stock, restricted stock units, other stock-based awards, and performance-based awards. The actual types of awards granted under the 2004 Equity Plan will be determined by the Compensation Committee, taking into account factors such as the relative financial accounting impact of various types of awards, the potential stockholder dilution impact of such awards and other factors determined appropriate by the Compensation Committee. All of the Company's employees will be eligible to participate in the 2004 Equity Plan (as well as the Company's non-employee directors and certain consultants to the Company). The Compensation Committee has amended all existing Company stock option plans to provide that, on and following the date the 2004 Equity Plan becomes effective, no further options will be granted under the Company's other option plans. The terms of the 2004 Equity Plan are described in further detail in the section of this Proxy Statement entitled "Proposal 3. Proposal to Approve the Company's 2004 Equity Incentive Award Plan."

STOCK OWNERSHIP GUIDELINES

         In 2002, the Company adopted the 2002 Executive Stock Ownership and Retention Program which replaced a similar program that had been in existence since 1995. Under the Program, the Company has established for executive officers a stock ownership and option retention program that the Company administers. The Compensation Committee firmly believes that the long term interests of the Company's shareholders are best served when management maintains a significant, equity-based interest in the Company. The Company considers both vested, unexercised options and shares owned as meaningful expressions of such interest. The Company developed a program with target levels of equity interest for each executive officer. Under the program, without the Compensation Committee's prior permission, if an executive has not attained the minimum requirements described below, his ability to exercise options or sell shares is limited. Executive officers must agree to participate in the program to be eligible to receive option awards after May 6, 2002. All current executive officers have agreed to participate in the program. In connection with its review of the Company's compensation policies, the Compensation Committee is currently evaluating the 2002 Executive Stock Option Ownership and Retention Program and intends to present its recommendations regarding the adoption of a new program to the full Board of Directors upon completion of its review.

         The program limits the exercise of vested options unless the executive either (i) retains all shares acquired upon exercise (net of shares used to pay for the exercise price and taxes resulting from any exercise) or (ii) meets and will continue to meet the equity interest requirement described below after the exercise and sale of shares acquired upon exercise. The equity interest requirement provides that the combined value of the Common Stock and vested options held by the executive, each valued at the then current market price of the Common Stock, must be equal to or greater than a designated multiple of the executive's annual base salary plus target bonus.

         If the equity interest requirement is satisfied, the program allows for the exercise of vested options within strict limits. Generally, at least 50% of the net after tax proceeds obtainable upon the exercise of any option (other than options awarded in connection with an executive's initial hire or initial promotion to an executive officer position, or options already held by a person prior to such promotion) must be retained in the form of shares of the Common Stock unless and until the executive owns shares of Common Stock having a market value equal to a specified multiple of his base salary.

                                              EQUITY INTEREST                 SHARE OWNERSHIP
               POSITION                         REQUIREMENT                     REQUIREMENT
-------------------------------    -------------------------------------    -------------------
Chairman of the Board              7 times base salary plus target bonus    5 times base salary

CEO/COO                            5 times base salary plus target bonus    3 times base salary

Executive/Senior Vice President    3 times base salary plus target bonus    2 times base salary

Vice President                     2 times base salary plus target bonus    1 times base salary



COMPENSATION OF CHIEF EXECUTIVE OFFICER

         IN GENERAL. Richard Bravman served as the Company's Chief Executive Officer during the period beginning on January 1, 2003 and ending on December 30, 2003. William Nuti (who was formerly the Company's President and Chief Operating Officer) became the Company's President, Chief Executive Officer and Chief Operating Officer on December 30, 2003. On that date, Mr. Nuti was also appointed a director. All components of compensation payable to Messrs. Bravman and Nuti in respect of calendar year 2003 were determined pursuant to the terms of their respective Employment Agreements, except that the amount of Mr. Nuti's annual base salary was increased from $600,000 to $1,000,000 in connection with his promotion to President and Chief Executive Officer. With respect to 2003, compensation under the Employment Agreements of Messrs. Bravman and Nuti was determined based upon a review of competitive industry compensation levels and the overall compensation package required to attract and retain someone of their respective calibers to the Company. The Compensation Committee and the full Board of Directors approved each of Mr. Bravman's and Mr. Nuti's Employment Agreement in 2002. The Company and Mr. Nuti entered into a new Employment Agreement in March 2004 in connection with his promotion to President and Chief Executive Officer that superceded Mr. Nuti's prior Employment Agreement. In connection with the negotiation of Mr. Nuti's new Employment Agreement, the Compensation Committee retained the compensation consulting firm of Pearl Meyer & Partners and the law firm of Latham & Watkins LLP. The terms of Mr. Bravman's Employment Agreement and Separation Letter Agreement and the terms of Mr. Nuti's Employment Agreement are described in this Proxy Statement in the section entitled "Employment Agreements," below.

         OPTION GRANTS. In June 2003, Mr. Bravman and Mr. Nuti were each granted an option to purchase 250,000 shares of the Common Stock at an exercise price of $14.02 per share (which is equal to the closing price per share of the Common Stock on the date the options were granted) in accordance with the usual annual option grants to certain Symbol employees. The terms of such options are described in further detail in the table set forth below in this Proxy Statement entitled "Option Grants in Last Fiscal Year" and the footnotes to such table.

INTERNAL REVENUE CODE SECTION 162(M)

         In determining executive compensation, the Compensation Committee considers, among other factors, the possible tax consequences to the Company and to the Company's executive officers, including the potential impact of Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)").
Section 162(m) disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the Chief Executive Officer and the other senior executive officers, other than compensation that is performance-based under a plan that is approved by the stockholders of the Company and that meets certain other technical requirements. However, tax consequences, including but not limited to tax deductibility by the Company, are subject to many factors (such as changes in the tax laws and regulations or interpretations thereof and the timing and nature of various decisions by executives regarding options and other rights) that are beyond the control of either the Compensation Committee or the Company. In addition, the Compensation Committee believes that it is important for it to retain maximum flexibility in designing compensation programs that meet its stated objectives. For all of the foregoing reasons, the Compensation Committee, while considering tax deductibility as one of its factors in determining compensation, will not limit compensation to those levels or types of compensation that will be deductible. The Compensation Committee will, of course, consider alternative forms of compensation, consistent with its compensation goals, that preserve deductibility.

CONCLUSION

         The Compensation Committee believes that the compensation policies and plans of the Company are generally properly integrated with the Company's business plan and aligned with the best interests of the Company's stockholders. The Compensation will continue to review and revise the Company's compensation policies and plans in light of the Company's needs, best market practices and legal and regulatory changes.

                             Compensation Committee

                             Melvin A. Yellin, Chairman
                             Dr. Leo A. Guthart
                             Salvatore Iannuzzi
                             Edward Kozel
                             Harvey P. Mallement

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Our Compensation Committee of our Board of Directors is composed entirely of independent directors. Messrs. Guthart and Mallement were, for the majority of 2003, the only members of the Compensation Committee. Mr. Yellin became a member of this committee in December 2003, Mr. Iannuzzi joined the Committee in January 2004 and Mr. Kozel joined the Committee in March 2004. During the last ten years, none of them has been an officer or employee of Symbol.

         None of Symbol's executive officers currently serves, or in the past, has served, on the Board of Directors or compensation committee (or committee performing equivalent functions) of any other company that has or had one or more executive officers serving on Symbol's Board of Directors or Compensation Committee.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

         The following summary compensation table sets forth information concerning total compensation earned or paid to (i) each individual who served as our Chief Executive Officer during 2003, (ii) the four other most highly compensated executive officers of the Company who served in such capacities as of December 31, 2003 and (iii) two additional executive officers of the Company who would have been included under clause (ii), above, but for the fact that they were no longer employed by the Company as executive officers as of December 31, 2003, in each case for services rendered to the Company during each of the past three fiscal years.



                                                    ANNUAL COMPENSATION                     LONG-TERM COMPENSATION
                                                    -------------------                     ----------------------
                                                                                      RESTRICTED
                                                                                        STOCK        SECURITIES      ALL OTHER
                                             SALARY      BONUS      OTHER ANNUAL       AWARDS        UNDERLYING     COMPENSATION
NAME AND PRINCIPAL POSITION        YEAR       ($)         ($)       COMPENSATION         ($)         OPTIONS (#)       ($)(c)
-------------------------------    ----     -------     -------     ------------      ----------     -----------    -----------
Richard Bravman................    2003     750,006     562,205          --               --           250,000         5,000
   Former Vice Chairman            2002     580,067          --          --               --           634,000         5,000
   of the Board, Former            2001     390,330          --          --               --            90,000         4,250
   Chief Executive Officer (a)

William R. Nuti................    2003     600,018     450,013          --               --           250,000         6,000
   President and Chief             2002     242,315          --          --         2,992,000(d)       800,000            --
   Executive Officer (b)

Todd Abbott....................    2003     362,237     271,678          --               --            50,000       321,728(e)
   Senior Vice President--         2002      48,462      48,462          --               --           300,000            --
   Worldwide Sales

Mark Greenquist................    2003     363,849     136,443          --               --           400,000        13,415(f)
   Senior Vice President--
   Chief Financial Officer

Carole DeMayo..................    2003     251,163      75,349          --               --            37,500         6,236
   Senior Vice President--         2002     215,738          --          --               --            59,000         5,736
   Human Resources                 2001     186,682          --          --               --            72,500         5,336

Todd Hewlin....................    2003     209,136     156,484(g)       --               --           400,000       377,125(h)
   Senior Vice President--
   Global Products Group

Jerome Swartz..................    2003     523,078          --          --                                 --        69,635(i)
   Chief Scientist Emeritus,       2002   1,000,002          --          --                            583,000        76,797(i)
   Former Chief Scientist,         2001   1,000,002          --          --                            300,000        75,325(i)
   Former Executive
   Chairman of the Board,
   Former Director

Satya P. Sharma................    2003     224,618          --          --                             50,000       292,926(j)
   Former Senior Vice              2002     400,005          --          --                            176,000         5,500
   President & GM Corporate        2001     349,566          --          --                            120,000         5,100
   Quality and Operations


(a) Mr. Bravman resigned the positions of Vice Chairman of the Board and Chief Executive Officer effective as of December 30, 2003.

(b)      Mr. Nuti became President and Chief Executive Officer as of December
         30, 2003.

(c) Except as otherwise specifically set forth in an individual footnote, represents Company matching contributions made to Symbol's 401(k) plan.

(d) Represents a grant of 400,000 restricted shares of Common Stock which had a market value on the date of issuance equal to $2,992,000. These shares of Common Stock are deemed to be "restricted securities" as the term is defined in Rule 144 promulgated pursuant to the Securities Act of 1933, as amended, and accordingly, Mr. Nuti's ability to resell these shares is restricted by applicable federal securities laws. In addition, in connection with his employment agreement with Symbol, Mr. Nuti has agreed not to resell or otherwise transfer these shares prior to August 1, 2004 unless he is no longer employed by Symbol. As of December 31, 2003, the aggregate value of these shares was $6,756,000.

(e) Represents relocation expenses paid by Symbol in connection with Mr. Abbott's relocation to the Long Island, New York region.

(f) Represents $6,000 in Company matching contributions made to Symbol's 401(k) plan; and $7,415 in relocation expenses paid by Symbol in connection with Mr. Greenquist's relocation to the Long Island, New York region.

(g)      Includes $78,058 in a signing bonus.

(h) Represents $6,000 in Company matching contributions made to Symbol's 401(k) plan; and $371,125 in relocation expenses paid by Symbol in connection with Mr. Hewlin's relocation to the Long Island, New York region.

(i) With respect to 2003, represents $6,000 in Company matching contributions to Symbol's 401(k) plan; $42,172 as compensation paid for unused vacation days in connection with Dr. Swartz's resignation as Executive Chairman of the Board of Directors and Chief Scientist of Symbol on July 7, 2003; and a non-reimbursable expense allowance of $20,923. With respect to 2002, represents $5,500 in Company matching contributions to Symbol's 401(k) plan; $31,297 for premiums paid on Dr. Swartz's behalf on term life insurance policies, under which Dr. Swartz's family members are the beneficiaries, and the estimated economic benefit of insurance premium payments made by Symbol for a split-dollar whole life insurance arrangement as projected on an actuarial basis (Dr. Swartz's family members are beneficiaries of these split-dollar policies but, under the arrangement, Symbol will recover all of its premiums paid); and a non-reimbursable expense allowance of $40,000. With respect to 2001, represents $5,100 in Company matching contributions to Symbol's 401(k) plan; $30,225 for premiums paid on Dr. Swartz's behalf on term life insurance policies, under which Dr. Swartz's family members are the beneficiaries, and the estimated economic benefit of insurance premium payments made by Symbol for a split-dollar whole life insurance arrangement as projected on an actuarial basis (Dr. Swartz's family members are beneficiaries of these split-dollar policies but, under the arrangement, Symbol will recover all of its premiums paid); and a non-reimbursable expense allowance of $40,000. Following the adoption of the Sarbanes-Oxley Act of 2002, no further payments were made by the Company in connection with split dollar life insurance.

(j) Represents $6,000 in Company matching contributions to Symbol's 401(k) deferred compensation plan; $102,308 paid as compensation for unused vacation days; and $184,618 in severance pay in connection with Dr. Sharma's termination of employment effective as of July 11, 2003.

                        OPTION GRANTS IN LAST FISCAL YEAR

         The following table shows all grants of stock options made to the individuals named above in the Summary Compensation Table during the fiscal year ended December 31, 2003:


                                                                                    POTENTIAL REALIZABLE
                                                                                  VALUE AT ASSUMED ANNUAL
                                                                                    RATES OF STOCK PRICE
                                                                                  APPRECIATION FOR OPTION
                                           INDIVIDUAL GRANTS                            TERM ($) (a)
                               ------------------------------------------------- ------------------------
                                            % OF TOTAL
                                              OPTIONS
                                            GRANTED TO
                                OPTIONS    EMPLOYEES IN    EXERCISE
                                GRANTED       FISCAL        PRICE     EXPIRATION
              NAME             (#) (b)         YEAR       ($/SHARE)      DATE         5%            10%
      -------------------     -----------    ---------    ----------  ----------  ---------      ---------
      Richard Bravman           250,000        3.54%         14.02    06/08/13    2,204,276      5,586,067
      William R. Nuti           250,000        3.54          14.02    06/08/13    2,204,276      5,586,067
      Todd Abbott                50,000        0.71          14.02    06/08/13      440,855      1,117,213
      Mark Greenquist           400,000        5.66          10.25    03/09/13    2,578,468      6,534,344
      Carole DeMayo              37,500        0.53          14.02    06/08/13      330,641        837,910
      Todd Hewlin               400,000        5.66          14.02    06/08/13    3,526,841      8,937,708
      Jerome Swartz                  --         --           --         --               --             --
      Satya P. Sharma            50,000(c)     0.71          14.02    06/08/13      440,855      1,117,213


---------------------------

(a) Potential realizable value is net of exercise price, but before deduction of taxes associated with exercise. A zero percent gain in stock price will result in zero dollars for the optionee. The dollar amounts indicated in these columns are the result of calculations assuming growth rates required by the SEC. These growth rates are not intended to forecast future appreciation, if any, in the price of our Common Stock.

(b) Subject to the optionee's continued employment with us, each option will become vested and exerciseable with respect to (i) 10% shares covered thereby on the first anniversary of the date of grant and (ii) an additional 15% of the shares covered thereby on each six month anniversary thereafter (until the option becomes fully vested and exercisable with respect to all shares covered thereby on the fourth anniversary of the date of grant).

(c) As of July 11, 2003, these options were cancelled in connection with Dr. Sharma's termination of employment with Symbol.

                   OPTION EXERCISES AND FISCAL YEAR-END VALUES

         The following table shows information about unexercised options to purchase the Common Stock on December 31, 2003 and the value realized upon the exercise of options in 2003 by the individuals named in the Summary Compensation Table.


                                                                                                VALUE OF UNEXERCISED
                                                       NUMBER OF SECURITIES UNDERLYING             IN-THE-MONEY
                            NUMBER OF                    UNEXERCISED OPTIONS HELD AT             OPTIONS HELD AT
                             SHARES                           DECEMBER 31, 2003                   DECEMBER 31, 2003
                           ACQUIRED ON                               (#)                             ($) (a)
                           EXERCISE IN        VALUE     --------------------------------   -------------------------------
                              2003          REALIZED      EXERCISABLE    UNEXERCISABLE      EXERCISABLE     UNEXERCISABLE
                           -----------      --------      -----------    -------------      -----------     -------------
Richard Bravman                 --              --          308,837         875,350          1,341,394         5,619,554
William R. Nuti                 --              --           80,000         970,000            603,200         6,146,300
Todd Abbott                     --              --           30,000         320,000            218,100         2,106,400
Mark Greenquist                 --              --               --         400,000                 --         2,656,000
Carole DeMayo                   --              --           83,209         142,350            352,096           578,289
Todd Hewlin                     --              --               --         400,000                 --         1,148,000
Jerome Swartz(b)                --              --        8,697,746              --         82,684,453                --
Satya P. Sharma(c)              --              --          919,711              --          7,697,346                --

---------------------------

(a) Options were "in-the-money" as of December 31, 2003 if the market value of the Common Stock on that date exceeded the exercise price of the options. The amounts set forth represent the difference between the closing price of the Common Stock on the NYSE on December 31, 2003 ($16.89) and the exercise price payable for those shares.

(b) Includes options to purchase 2,715,937 shares held by trusts for the benefit of his children. The value of these exercisable options was $21,816,822. Dr. Swartz disclaims beneficial ownership of the options held by these trusts. As of June 30, 2003, all of Dr. Swartz's and the trusts' unvested options were canceled in connection with his resignation as Executive Chairman of the Board and Chief Scientist of Symbol.

(c) As of July 11, 2003, all of Dr. Sharma's unvested options were canceled in connection with Dr. Sharma's termination of employment with Symbol.

EMPLOYMENT AGREEMENTS

         WILLIAM R. NUTI. In March 2004 we entered into a new employment agreement with Mr. Nuti, the initial term of which expires in July 2009 (subject to year-to-year extensions if neither party gives notice of its intention not to extend the term). Pursuant to the new agreement, Mr. Nuti will receive an annual base salary of $1,000,000. Mr. Nuti's salary will be reviewed annually but may not be decreased. Mr. Nuti also participates in Symbol's Executive Bonus Plan. The target amount of his annual bonus is 100% of his base salary; and the maximum annual bonus that he may receive is 200% of his base salary. If Mr. Nuti's employment is terminated during the term of his employment agreement for any reason (other than due to his death or disability, his termination by the Company for Cause (as defined in the employment agreement) or his voluntary resignation without Good Reason (as defined in the employment agreement), Mr. Nuti will receive severance payments equal to 1.5 times the sum of (a) his then current annual base salary and (b) the greater of the bonus paid him in the fiscal year ending immediately prior to the date of termination or 50% of his target bonus for such year. If the Company does not extend the term of the Mr. Nuti's employment agreement, then Mr. Nuti will receive severance payments equal to the sum of (x) his then current annual base salary and (y) the greater of the bonus paid him in the fiscal year ending immediately prior to the date of termination or 50% of his target bonus for such year. If there is a Change in Control of the Company (as defined in the employment agreement) and Mr. Nuti's employment is terminated without Cause or for Good Reason during the period beginning six months prior to the Change in Control and ending 18 months after the Change in Control, then Mr. Nuti will receive payments equal to three times the sum of (i) his then current annual base salary and (ii) the target bonus payable to him for the fiscal year ending immediately prior to the date of termination. If any payments made to Mr. Nuti in connection with a Change in Control are subject to an excise tax payable under Section 4999 of the Internal Revenue Code of 1986, as amended, then the Company will pay Mr. Nuti an additional "gross-up" payment sufficient to place Mr. Nuti in the same after-tax position as he would have been in had the excise tax not applied. The employment agreement also contains restrictive covenants preventing Mr. Nuti from competing with the Company or soliciting the Company's employees, customers or suppliers for defined periods following the termination of his employment with the Company, requires him to maintain in perpetuity the confidential information of the Company, and prohibits him from intentionally disparaging the Company and its products, among other things. If Mr. Nuti violates any of these covenants, he will forfeit any severance payments not paid to him prior to such violation. The employment agreement that we entered into with Mr. Nuti in March 2004 supersedes an employment agreement that we previously entered into with Mr. Nuti in July 2002 except that the provisions related to the grant of restricted stock to Mr. Nuti in connection with his original employment by Symbol (and limiting his ability to sell such shares prior to August 1, 2004) are incorporated into, and are not superceded by, the March 2004 agreement.

AGREEMENTS WITH FORMER EXECUTIVES

         RICHARD BRAVMAN. In a letter dated February 19, 2004 and countersigned by Mr. Bravman on March 1, 2004, we entered into an agreement with Mr. Bravman that provides for his continued employment by Symbol as a senior advisor to Mr. Nuti and the Board of Directors until July 15, 2004. This letter agreement augments a prior employment agreement between us and Mr. Bravman pursuant to which Mr. Bravman had received an annual base salary of $750,000. Mr. Bravman will continue to be paid a base salary at an annual rate of $750,000 for his employment with Symbol through July 15, 2004 and he will continue to be eligible to participate in all applicable employee benefits plans of the Company through such date (except that Mr. Bravman will not be eligible to receive any bonus for his services in 2004). Additionally, Mr. Bravman will be entitled to receive all severance payments as set forth in his original employment agreement with Symbol (subject to adjustment for repayment of Mr. Bravman's loans from Symbol).

         JEROME SWARTZ. On July 7, 2003, we entered into a separation, release and employment agreement with Dr. Swartz. Pursuant to this separation agreement, Dr. Swartz will be employed as chief scientist emeritus until July 1, 2004, at base salary of $1 for the term of his employment by Symbol; Dr. Swartz will not be eligible to participate in Symbol's Executive Bonus Plan. This separation agreement supersedes an employment agreement in effect between us and Dr. Swartz through July 7, 2003, pursuant to which Dr. Swartz had received an annual base salary of $1,000,000.

         LEONARD GOLDNER. In December 2000, we entered into an employment agreement with Mr. Goldner that was scheduled to terminate on December 31, 2005. Mr. Goldner received an annual base salary of $465,775 until his resignation as of June 30, 2003.

         On July 8, 2003, we entered into an interim resignation agreement with Mr. Goldner for his resignation effective June 30, 2003 that provides that, until a definitive agreement is negotiated between the parties with respect to the terms and conditions of his resignation, Mr. Goldner may serve as a legal consultant to Symbol, at a rate of $475 per hour, primarily in connection with our current and ongoing intellectual property litigation matters. Symbol may terminate this arrangement at any time in its sole and absolute discretion. In this interim resignation agreement, neither Symbol nor Mr. Goldner waived any rights, remedies or claims against the other.

         TOMO RAZMILOVIC. In 2000, we entered into an employment agreement with Mr. Razmilovic, our former President and Chief Executive Officer, that was scheduled to terminate on June 30, 2005. Under that agreement, Mr. Razmilovic received a base salary at an annual rate of $1,000,000 until his resignation from Symbol, effective as of February 14, 2002. In February 2002, we entered into new agreements with Mr. Razmilovic that superseded and replaced the earlier agreement. The new agreements provide for:

          o    the payment to Mr. Razmilovic of Five Million Dollars in March
               2002;

          o    the payment to Mr. Razmilovic of Two Million Dollars in May 2003;
               and

          o the termination and cancellation of 1,818,750 outstanding stock options previously granted to Mr. Razmilovic.

         The new agreements provide for Mr. Razmilovic to remain as a full-time employee through May 6, 2002 at an annual salary of $1,000,000 and then to be employed on a part-time and consulting basis for a period of five years beginning May 7, 2002. Pursuant to these new agreements, Mr. Razmilovic was entitled to receive $200,000 per annum during this five year period and was to continue to participate in fringe benefit programs in effect as of February 14, 2002.

         On May 6, 2003, we entered into a tolling agreement with Mr. Razmilovic, that suspends the obligations of both parties under the 2002 agreements for a period of twelve months beginning April 1, 2003 and ending March 31, 2004. Pursuant to the tolling agreement, the payment to Mr. Razmilovic of $2,000,000 in May 2003 was not made by the Company. On March 18, 2004, the parties entered into an agreement to extend the tolling period under the tolling agreement until December 31, 2004. Mr. Razmilovic will bear the full expense of participating in any fringe benefit programs during this suspension period. Both parties have reserved all rights and claims against the other in connection with this agreement and have agreed that neither party will commence any legal actions against each other during the period that the tolling agreement is in effect.

         SATYA SHARMA. In October 2003 the Company and Mr. Sharma entered into an agreement concerning the termination of his employment effective July 11, 2003. Under the Agreement Mr. Sharma received severance payments for six months plus a lump sum payment of $50,000, less applicable deductions. Mr. Sharma also received "COBRA" coverage under the Company's group health insurance at the Company's expense through January 11, 2004. In return for these benefits, Mr. Sharma provided the Company with a release of any claims arising out of his employment relationship with the Company, except that the release did not affect his COBRA benefits, vested stock options, benefits under Symbol's Executive Retirement Plan, or any entitlement to indemnification pursuant to the By-Laws of the Company and the laws of the State of Delaware.

EQUITY COMPENSATION PLANS

         We currently maintain two stock option plans, the 2001 Non-Executive Stock Option Plan (the "2001 Plan") and the 1997 Employee Stock Option Plan (the "1997 Plan"), pursuant to which options may currently be granted to our employees. We also maintain two additional option plans for the benefit of our non-employee directors. Under these plans, options are granted to selected employees and non-employee directors of Symbol. As of March 1, 2004, the total number of options outstanding under all of the Company's option plans (including all director option plans) was 40,758,724. The weighted average exercise price of such options was $13.6145 per share and the weighted average term to expiration was 5.98 years.

         In March 2004, the Company adopted the 2004 Equity Incentive Award Plan, which has been submitted to the Company's stockholders for their approval in connection with this Proxy Statement and which will become effective upon such stockholder approval. All existing Company stock option plans (including the 2001 Plan and the 1997 Plan) have been amended to provide that, on and following the date the 2004 Equity Incentive Award Plan becomes effective, no further options will be granted under the Company's other option plans. Pursuant to the 2004 Equity Incentive Plan, the Compensation Committee currently intends to grant "performance vesting" options or other equity compensation awards to certain senior executives of the Company. Such awards would be intended to align the interests of such senior executives with the interests of the Company's stockholders and to support the retention of such senior executives. The Compensation Committee is currently evaluating performance metrics that may be utilized with respect to such awards.

         Options outstanding under the 2001 Plan generally (a) have a maximum term of 10 years; (b) have an exercise price equal to 100% of the fair market value of our Common Stock on the date of grant; and (c) become vested with respect to 20% of the shares covered thereby on the first anniversary of the date of grant and with respect to 10% of the shares covered thereby every six months thereafter. Options granted to executive officers and outstanding under the 1997 Plan generally (x) have a maximum term of 10 years; (y) have an exercise price equal to 100% of the fair market value of our Common Stock on the date of grant; and (z) become vested with respect to 10% of the shares covered thereby on the first anniversary of the date of grant and with respect to 15% of the shares covered thereby every six months thereafter. Option grants to non-executive officers and outstanding under the 1997 Plan generally (i) have a maximum term of 10 years; (ii) have an exercise price equal to 100% of the fair market value of our Common Stock on the date of grant; and (iii) become vested with respect to 20% of the shares covered thereby on the first anniversary of the date of grant and with respect to 10% of the shares covered thereby every six months thereafter.

         As previously disclosed in our Annual Report on Form 10-K, due to the inability of Symbol to make timely filings with the Commission, our stock option plans were held in abeyance, meaning that our employees could not exercise their options until we became current with our filings. Effective as of March 31, 2003, as an accommodation to both current and former Symbol associates whose options have been impacted by this suspension, the Compensation Committee of the Board approved an abeyance program that allows associates whose options are affected during the suspension period the right to exercise such options up to 90 days after the end of the suspension period, including employees who terminate their employment with the Company during the suspension period. As of February 25, 2004, the Company was current with its filings with the Commission. The abeyance program will end on May 24, 2004.

401(K) PLAN

         Our U.S. employees are eligible to participate in a 401(k) deferred compensation plan after 90 days of service. With some limitations, a participant may make pre-tax contributions to the plan. Except for participants over the age of 50, the maximum contribution a participant was allowed to make in 2003 was $12,000 and in 2004 is $13,000. Participants over the age of 50 were entitled to contribute a maximum of $14,000 in 2003 and will be entitled to contribute up to $16,000 in 2004. The Plan matches 50% of up to 6% of eligible compensation contributed by each participant during each pay period. The employee's contribution is vested immediately. Our contribution is 100% vested after one year of service. Amounts accumulated under this Plan are normally paid to a participant on retirement or termination of employment. Payments depend on the following: the amounts contributed by the participant; the manner in which contributions have been invested; the amount of any prior withdrawal; and other factors as detailed in the Plan.


EXECUTIVE RETIREMENT PLAN

         We maintain an Executive Retirement Plan for a select group of senior management employees. The Executive Retirement Plan is a non-qualified deferred compensation plan. The Compensation Committee of the Board of Directors selects participants. The following table illustrates the estimated annual retirement benefits payable under the Executive Retirement Plan to a participant at specified average compensation levels and years of service.


                               PENSION PLAN TABLE

                                            YEARS OF SERVICE
      3-YEAR AVERAGE
   ANNUAL COMPENSATION           5                 10                 15
   -------------------     ------------       -----------        -----------

       $   400,000         $  100,000         $  200,000         $  200,000
           800,000            200,000            400,000            400,000
         1,200,000            300,000            600,000            600,000
         1,600,000            400,000            800,000            800,000
         2,000,000            500,000          1,000,000          1,000,000
         2,400,000            600,000          1,200,000          1,200,000

         On January 1, 2004, Mr. Abbott, Mr. Bravman, Mr. Nuti and Ms. DeMayo had one, 16, one and two years of credited service, respectively. On January 1, 2004, Mr. Greenquist and Mr. Hewlin each had 0 years of credited service. Benefits under the Executive Retirement Plan are not offset for Social Security benefits. Benefits payable under the Executive Retirement Plan will be reduced by the value of any retirement income of the participant attributable to contributions by us to any qualified pension plan adopted by us (excluding our current 401(k) retirement plan).

         Under the Executive Retirement Plan, the maximum benefit a participant may be paid is the participant's average compensation (base salary plus accrued bonus) for the three highest fiscal years in the five-year period immediately prior to the date the participant is no longer a plan participant multiplied by five (the "Benefit Ceiling Amount"). After five successive years of participation in the Executive Retirement Plan, a participant is entitled to 50% of the Benefit Ceiling Amount. After each additional full year of participation in the Executive Retirement Plan up to five additional years of participation, a participant is entitled to an additional 10% of the Benefit Ceiling Amount. Benefits are normally payable in equal monthly installments over a 10-year period after retirement, beginning after the participant attains age 65 or age 60 with at least 15 years of credited service. Participants with more than 10 years of credited service will receive 12 equal monthly installments for each full year of creditable service above 10 years, with a maximum of five additional years of service. Upon death or disability, payment is accelerated and made in a lump sum but the amount is reduced to the then present value of the benefit payments which would have been made under the normal mode of payment. Currently, Messrs. Abbott, Bravman, Bruno, Greenquist, Hewlin, Lieb, Nuti and Ms. DeMayo are participants in the Executive Retirement Plan.

EQUITY COMPENSATION PLAN INFORMATION (AS OF DECEMBER 31, 2003 AND MARCH 1, 2004)


                                                                                                     (C)
                                                                                             NUMBER OF SECURITIES
                                        (A)                                                REMAINING AVAILABLE FOR
                             NUMBER OF SECURITIES TO BE                (B)                  FUTURE ISSUANCE UNDER
                              ISSUED UPON EXERCISE OF       WEIGHTED-AVERAGE EXERCISE     EQUITY COMPENSATION PLANS
                           OUTSTANDING OPTIONS, WARRANTS       PRICE OF OUTSTANDING         (EXCLUDING SECURITIES
                                     AND RIGHTS            OPTIONS, WARRANTS AND RIGHTS    REFLECTED IN COLUMN (A))
-----------------------    -----------------------------  ------------------------------  ---------------------------
      PLAN CATEGORY           12/31/03        3/01/04        12/31/03        3/01/04        12/31/03       3/01/04
      -------------           --------        -------        --------        -------        --------       -------
Equity compensation
plans
approved by security
holders (a)..............     19,276,745      17,599,782       $10.64         $11.90       8,023,013(c)    7,078,418(c)
Equity compensation
plans
not approved by security
holders (b)..............     20,767,405      22,422,450       $14.40         $14.82       4,528,845       2,306,876
                              ----------      ----------       ------         ------      ----------       ---------
Total*...................     41,161,947(d)   40,754,424(e)    $12.75         $13.61      12,551,858       9,385,294

---------------------------

* These amounts include stock options that Symbol assumed under the 1990 Employee and 1990 Non-Employee Stock Option plans of Telxon Corporation, pursuant to which such stock options are exercisable for 1,117,797 shares of Common Stock and 732,192 shares of Common Stock effective December 31, 2003 and March 1, 2004, respectively. These options have a weighted average exercise price of $18.56 per share and $17.80 per share effective December 31, 2003 and March 1, 2004, respectively. No awards have been made under these plans since their assumption by the Company.

(a) Approved Plans: 1991 Employee Stock Plan, 1994 Directors' Stock Option Plan, 1997 Employee Stock Option Plan, 1997 Employee Stock Purchase Plan, 2000 Directors' Stock Option Plan and the 2002 Directors' Stock Option Plan.

(b) Non-Approved Plans: 1990 Non-Executive Stock Option Plan, 1998 Directors' Warrants, 1999 Directors' Warrants and 2001 Non-Executive Stock Option Plan.

     Under the 1990 Non-Executive Stock Option Plan, the Compensation Committee of the Board of Directors was permitted to grant options to key employees of Symbol and its subsidiaries other than executive officers, with similar terms and vesting periods as those contained in the 2001 Plan. The 1990 Non-Executive Stock Option Plan terminated on April 30, 2003.

     In January 1998, pursuant to the 1998 Directors' Warrants, certain members of the then current Board of Directors, including Messrs. Mallement and Bugliarello, were awarded warrants to purchase 15,000 shares (pre-split) of Common Stock at an exercise price of $24.88 (pre-split) per share, which was the closing price of Symbol's Common Stock on the date such warrants were granted. The warrants have a term of ten years; all such warrants are currently exercisable.

     In May 1999, pursuant to the 1999 Directors' Warrants, certain members of the then current Board of Directors, including Messrs. Mallement and Bugliarello, were awarded warrants to purchase 15,000 shares (pre-split) of Common Stock. The exercise price of those options and warrants was $35.54 (pre-split) per share, which was the closing price of Symbol's Common Stock on the date the warrants were granted. The warrants have a term of ten years; all such warrants are currently exercisable.

(c) Of these shares, 1,804,575 shares remain available for purchase under the 1997 Employee Stock Purchase Plan.

(d)  The weighted average term for these options is 5.1 years.

(e)  The weighted average term for these options is 5.9 years.

                   STOCKHOLDER RETURN PERFORMANCE PRESENTATION

         The following chart shows a comparison of the yearly performance change in an investment of $100 in the Common Stock compared to an investment of $100 in the Standard & Poor's Composite 500 Stock Index and the Standard & Poor's Technology Sector Index for a five year period beginning January 1, 1998 and ending December 31, 2003. The chart assumes that all dividends will be reinvested.


                                    [GRAPHIC]





                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
              AMONG SYMBOL TECHNOLOGIES, INC., THE S & P 500 INDEX
                   AND THE S & P INFORMATION TECHNOLOGY INDEX

                                                 12/98        12/99        12/00         12/01        12/02        12/03
                                                 ------       ------       ------        -----       -----         -----
SYMBOL TECHNOLOGIES, INC.                        100.00       149.25       126.84        84.00       43.57         89.68
S & P 500                                        100.00       121.04       110.02        96.95       75.52         97.18
S & P INFORMATION TECHNOLOGY                     100.00       178.74       105.63        78.31       49.01         72.16

*$100 invested on 12/31/98 in stock or index-including reinvestment of all dividends. Fiscal year ending December 31.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


         Certain of the information required by this Item appears in the sections entitled "Ownership of Certain Beneficial Owners and Management" and "Executive Compensation" above.

         In 2000, the Company entered into a new employment agreement with Raymond Martino, a current member of our Board of Directors and a former President of the Company, that terminates on February 15, 2005. He is employed as a part-time consultant, assisting the non-executive chairman of the Board of Directors and the CEO and President. In 2004, Mr. Martino will receive $100,000 pursuant to his agreement.

         Raymond Martino's son, Raymond Martino, Jr., is employed by Symbol as Vice President, Technology Strategy. Mr. Martino, Jr.'s aggregate compensation for fiscal year 2003 was $294,353. His compensation is not subject to approval by the Board of Directors. On June 9, 2003, Mr. Martino, Jr. was awarded options under our 2001 Plan to purchase 10,000 shares of our Common Stock at an exercise price of $14.02 per share, which was the closing price of our Common Stock on the NYSE on the date the option was granted. Twenty percent of these options will vest on June 9, 2004 and 10 percent will vest on December 9, 2004, and each of the seven next consecutive six-month anniversary dates of that date.

         In February 2002, the Company loaned $1,000,000 to Mr. Bravman. This loan bears interest at an annual rate of LIBOR plus 100 basis points, which approximated 3.0 percent and 2.4 percent at December 31, 2003 and 2002, respectively. This loan is payable upon the earlier of: (1) the date he ceases to be an employee of the Company, (2) the date of sale of his California residence, or (3) February 19, 2007. In addition, if he or his wife sell any shares of the Common Stock now owned by either of them or hereafter acquired (other than shares sold to pay the exercise price and taxes resulting from the exercise of any options originally granted to Mr. Bravman by us), 100 percent of the net proceeds of such sales shall be applied immediately to reduce any outstanding indebtedness under this loan.

         In addition, the Company also loaned Mr. Bravman $500,000 in October 1999. This loan bears interest at an annual rate of 7 percent through October 2004, and 2.75 percent above the One Year Treasury Rate through maturity. The loan is payable upon the earlier of: (1) the date he ceases to be an employee of the Company, (2) the date of sale of his California residence, or (3) October 5, 2006. This loan is secured by a second mortgage on his California residence. In addition, if he or his wife sell any shares of the Common Stock now owned by either of them or hereafter acquired (other than shares sold to pay the exercise price and taxes resulting from the exercise of any options originally granted to Mr. Bravman by us), 100 percent of the net proceeds of such sales shall be applied immediately to reduce any outstanding indebtedness under this loan. These loans to Mr. Bravman were made prior to the adoption of the Sarbanes-Oxley Act and thus were "grandfathered" and not subject to the prohibition against loans to an "officer" as such term is defined in Rule 16a-1(f) of the Exchange Act and for purposes of Section 16(a) of the Exchange Act.

         In January 2003, the Company loaned $500,000, interest free, to John Bruno, our current Senior Vice President--Business Development and Chief Information Officer, who, at such time, was not an "officer" as such term is defined in Rule 16a-1(f) of the Exchange Act and for purposes of Section 16(a) of the Exchange Act. As of March 1, 2004, this loan had been repaid in full by Mr. Bruno. On March 10, 2004, the Board appointed Mr. Bruno an executive officer of Symbol.

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS


The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing made by the Company under the Securities Act of 1933, as amended or the Exchange Act, except to the extent the Company specifically incorporates this Report by reference therein.

         The Audit Committee of the Board of Symbol was composed of three independent directors for the majority of fiscal year 2003. Mr. Chrenc joined the Board and the Audit Committee on December 15, 2003 and was appointed Chairman of the Audit Committee on February 9, 2004. The Audit Committee operates under a charter approved by the Board on February 9, 2004, which is attached as Annex I to this Proxy Statement and is posted on our website.

         As more fully described in its charter, the Audit Committee reviews Symbol's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process. Symbol's independent auditors, Deloitte & Touche LLP, are responsible for performing an audit in accordance with auditing standards generally accepted in the United States to obtain reasonable assurance that Symbol's consolidated financial statements are free from material misstatement and for expressing an opinion on the conformity of the financial statements with accounting principles generally accepted in the United States. The internal auditors are responsible to the Audit Committee and the Board for testing the integrity of the financial accounting and reporting control systems and such other matters as the Audit Committee and Board determine from time to time.

         The Audit Committee of Symbol hereby reports as follows:

         1. The Audit Committee has reviewed and discussed the audited financial statements with Symbol's management.

         2. The Audit Committee has discussed with Deloitte & Touche LLP the matters required to be discussed by Statement of Auditing Standards No. 61, as amended by Statement of Auditing Standards No. 90 (Audit Committee Communications).

         3. The Audit Committee has received and reviewed the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), has discussed with Deloitte & Touche LLP their independence and considered whether the provision of non-audit services is compatible with maintaining Deloitte & Touche LLP's independence.

         4. Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors of Symbol, and the Board has approved, that the audited financial statements be included in Symbol's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the Commission.


                                        Robert J. Chrenc, Chairman
                                        Dr. George Bugliarello
                                        Dr. Leo A. Guthart
                                        Salvatore Iannuzzi
                                        Harvey Mallement
                                        George Samenuk

              FEES TO INDEPENDENT AUDITORS FOR FISCAL 2003 AND 2002

         The aggregate fees billed to the Company for each of the last two fiscal years for professional services rendered by the Company's principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, the "Deloitte Entities"), are set forth in the table below. All such fees were approved, or pre-approved as the case may be, by our Audit Committee as discussed under "Pre-Approval Policies and Procedures" below.


                                             2003                2002
                                      =================== ====================

            AUDIT FEES (1)                $    3,367,000      $  3,450,600

            AUDIT-RELATED FEES (2)        $    9,910,400      $  1,079,000

            TAX FEES (3)                  $      637,000      $  1,235,580

            ALL OTHER FEES (4)            $       30,338      $     27,736
            ------------------------- ------------------- --------------------
            TOTAL                         $  13,944,738       $  5,792,916

                                      =================== ====================


(1) Audit fees represent the aggregate fees incurred for the audit of the Company's financial statements, review of the financial statements included in the Company's quarterly reports, and services in connection with statutory and regulatory filings engagements for those fiscal years.

(2) Audit-related fees represent the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported under "Audit fees." These services include audit services rendered in connection with the restatement of the Company's selected financial data for 1998, 1999, 2000 and 2001, financial statements for the years ended December 31, 2000 and 2001, and unaudited selected quarterly information for each of the four quarters of 2001 and the first three quarters of 2002, planning and compliance with the Sarbanes-Oxley Act during 2003 and the filing of registration statements in 2002.

(3) Tax fees represent the aggregate fees billed for professional services for tax compliance, tax advice and tax planning. Fees for tax services billed in 2003 consisted of $163,000 for tax compliance and $474,000 for tax planning and advice, all of which were approved by the Audit Committee. With respect to services rendered after May 6, 2003, the Audit Committee was presented with a detailed list of services prior to when they were performed. Projects during 2003 were approved on an item-by-item basis, although approval was also granted for $50,000 of various worldwide tax audit, tax compliance and tax planning projects and/or questions that may arise in connection therewith.

(4) All other fees represent the aggregate fees billed for products and services that are not included in the "Audit fees," "Audit-related fees" and "Tax fees" sections, including fees paid to the Deloitte Entities in connection with expert witness services provided in the Telxon litigation to which the Company is a party (disclosure on which litigation is included in the Company's Form 10-K).

PRE-APPROVAL POLICIES AND PROCEDURES

          The Audit Committee has adopted a policy that, as of May 6, 2003, requires the pre-approval of audit and non-audit services rendered by the Deloitte Entities. Other than the Telxon expert witness fees described in footnote 4 to the immediately preceding table, all audit and non-audit services rendered by the Deloitte Entities prior to May 6, 2003 were approved by the Audit Committee. As of May 6, 2003, all audit and non-audit services rendered by the Deloitte Entities were pre-approved by the Audit Committee in accordance with the Audit Committee policy. For audit services, the Company's independent public accountants will be required to provide the Audit Committee with an audit services plan during the third quarter of each fiscal year outlining the scope of the audit services proposed to be performed for the fiscal year and the fees therefor, which plan must be formally accepted by the

Audit Committee. For non-audit services, Company management will submit to the Audit Committee for approval from time-to-time during the fiscal year the list of non-audit services that it recommends the Audit Committee engage the accounting firm to provide for the current and subsequent fiscal years, together with a budget therefor. Company management and the accounting firm will each confirm to the Audit Committee that each non-audit service on the list is permissible under all applicable legal requirements. The Audit Committee will approve both the list of permissible non-audit services and the budget for such services. The Audit Committee delegates to its Chair the authority to amend or modify the list of approved permissible non-audit services and fees. The Chair will report action taken to the Audit Committee at a subsequent Audit Committee meeting.

             APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         As previously disclosed, on March 25, 2004, the Company dismissed Deloitte & Touche LLP ("D&T") as its independent auditors. D&T's dismissal was approved by the Company's Audit Committee of the Board of Directors.

         The audit reports of D&T on the Company's consolidated financial statements for the years ended December 31, 2003 and 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. D&T's audit report on the Company's consolidated financial statements for such years includes an explanatory paragraph relating to the change in method of accounting in 2002 for goodwill and other intangibles to conform to Statement of Financial Accounting Standards (Statement) No. 142, "Goodwill and Other Intangible Assets."

         During the fiscal years ended December 31, 2003 and 2002 and the subsequent interim period through the date of this proxy statement, there were no disagreements between the Company and D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with their reports, except that: subsequent to the issuance of the Company's 2002 consolidated financial statements, D&T advised the Company that it believed that the accounting treatment afforded to an available for sale security for which an other than temporary impairment charge was recorded in the second quarter of 2002 should be revised. D&T advised the Company that it believed that an other than temporary impairment of such investment should have been recognized in 2001. The Company disagreed with D&T's conclusions with respect to this matter. This accounting matter was resolved, the Company revised the accounting treatment for this investment and reissued its 2002 financial statements in an amended filing of its' 2002 Annual Report on Form 10-K/A (Amendment No. 1) on February 25, 2004.

         During the two fiscal years ended December 31, 2003 and 2002 and the subsequent interim period through the date of this proxy statement, D&T reported to the Company's Audit Committee that D&T considered matters involving the Company's internal controls and their operation to be material weaknesses as follows:


         (1) In connection with its audit of the consolidated financial statements of the Company for the fiscal year ended December 31, 2002, D&T reported to the Audit Committee the following material weaknesses:

          o decentralized accounting structure for operations in the United States;

          o inadequate policies and processes for identifying complex non-standard transactions, including restructurings and acquisitions;

          o    inadequate hiring of qualified and experienced personnel;

          o    inadequate training and supervision of personnel;

          o    inadequate systems and systems interfaces;

          o    errors related to the processing of stock option exercises;

          o    errors related to the timing and amount of revenue recognized;

          o errors in the timing and recording of certain reserves, including excess and obsolete inventory;

          o inadequate support and approval for numerous manual journal entries; and

          o informal and inconsistent policies and procedures related to account reconciliations.

         (2) In connection with its audit of the consolidated financial statements of the Company for the fiscal year ended December 31, 2003, D&T reported that a material weakness exists related to the manner in which the Company processes transactions to record revenue. Additionally, D&T reported that deficiencies exist relating to the adequacy and timeliness of account reconciliations, formalized worldwide policies and procedures and the amount of manual journal entries required to record transactions.

         The Company has authorized D&T to respond fully to inquiries of the successor accountant concerning the reportable events discussed above.

         On March 25, 2004, the Audit Committee of the Board of Directors of the Company appointed Ernst & Young LLP ("E&Y") as the Company's independent auditors for the fiscal year ending December 31, 2004, subject to ratification by the stockholders of the Company at its Annual Meeting. During the fiscal years ended December 31, 2003 and 2002 and the subsequent interim period through the date of this proxy statement, the Company has not consulted with E&Y regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any matter that was the subject of disagreement or a reportable event as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

         Certain of the Deloitte Entities may continue to be engaged by the Company or its subsidiaries in non-audit capacities now or in the future.

         The Company expects that representatives of D&T and E&Y will be present at the Annual Meeting of Stockholders. They will have an opportunity to make a statement at the meeting if they so desire and will be available to respond to appropriate questions raised orally by stockholders. If the appointment of E&Y is not ratified, the Audit Committee will evaluate the basis for the stockholders' vote in determining whether to continue E&Y's engagement.

         It is important that your shares be represented at the meeting. If you are unable to be present in person, you are respectfully requested to sign the enclosed proxy and return it in the enclosed stamped and addressed envelope or provide your instructions by telephone or via the Internet as promptly as possible.

                                       By Order of the Board of Directors,


                                       /s/ Peter M. Lieb
                                       -----------------------------------
                                       Peter M. Lieb
                                       Secretary

Dated:  March 31, 2004
Holtsville, New York

                                  THE PROPOSALS

                                   PROPOSAL 1.

                              ELECTION OF DIRECTORS

NOMINEES FOR ELECTION

         Directors serve one-year terms and are elected annually. The current term of office of all of the Company's directors expires at the 2004 annual meeting. In accordance with the Company's By-Laws, the Board has fixed the number of directors at 11. The Board proposes that the following nominees, all of whom are currently serving as directors, be re-elected for a new term of one year and until their successors are duly elected and qualified. Each of the nominees has consented to be named and to serve if elected. If any of them becomes unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board. The following information is supplied about the nominees for election as directors of the Company:


----------------------------------------------------------------------------------------------------------------------
SALVATORE IANNUZZI                           Mr. Iannuzzi was elected a director by the Board on December 15, 2003
Director and Chairman of the Board of        and was appointed non-executive Chairman of the Board of Directors as
Directors since 2003                         of December 30, 2003.  Mr. Iannuzzi is currently an independent
Age:  50                                     consultant.  He was employed as the Chief Administrative Officer of
                                             CIBC World Markets, Inc. from June 2000 to March 2004. From 1982 to
                                             2000, he held several senior positions at Bankers Trust
                                             Company/Deutsche Bank, including senior control officer and head of corporate compliance.
----------------------------------------------------------------------------------------------------------------------
ROBERT J. CHRENC                             Mr. Chrenc was elected a director by the Board on December 15, 2003.
Director since 2003                          Mr. Chrenc was Executive Vice President and Chief Administrative
Age:  59                                     Officer at ACNielsen, a leading provider of marketing information based on measurement and analysis of marketplace dynamics and consumer attitudes and behavior, from February 2001 until his retirement in
                                             December 2001. From June 1996 to February 2001, he served as
                                             ACNielsen's Executive Vice President and Chief Financial Officer.
----------------------------------------------------------------------------------------------------------------------
EDWARD KOZEL                                 Mr. Kozel was elected a director by the Board on March 10, 2004.  Mr.
Director since 2004                          Kozel is currently a managing director of Integrated Finance, Ltd., a
Age:  48                                     strategic advisory firm, which he joined in January 2004.  He was the managing member of Open Range Ventures, a venture capital firm, from
                                             November 1999 until December 2003.  From 1989 to 1997 he worked at
                                             Cisco Systems, Inc. where he held a variety of senior executive roles, including Senior Vice President Business Development, Chief Technology
                                             Officer, and was a member of the Board of Directors from 1996 to 2002.
                                             Mr. Kozel also serves on the boards of directors of Reuters Group PLC
                                             (where he is a member of the Remuneration Committee) and Yahoo!, Inc.
                                             (where he serves as Chairman of the Audit Committee).  At no time during their respective periods of employment with Cisco did either Mr.
                                             Kozel or Mr. Nuti report to the other.
----------------------------------------------------------------------------------------------------------------------
WILLIAM R. NUTI                              Mr. Nuti was appointed President and Chief Operating Officer of Symbol
President and Chief Executive                on August 1, 2002 and was appointed President, Chief Executive Officer
Officer                                      and director on December 30, 2003.  Mr. Nuti joined Symbol from Cisco
Director since 2003                          Systems, Inc., where he was senior vice president of U.S. Theatre and
Age:  40                                     Worldwide Service Provider Operations, responsible for Cisco's field operations, systems engineering, professional services and marketing for the global service provider arena. In his 10-year career at Cisco,
                                             Mr. Nuti served as president of Europe, the Middle East and Africa
                                             ("EMEA") operations, vice president for the Cisco Asia Pacific region and various sales management positions.

                                                        33

----------------------------------------------------------------------------------------------------------------------
GEORGE SAMENUK                               Mr. Samenuk was elected a director by the Board on March 10, 2004.  Mr.
Director since 2004                          Samenuk has served as chief executive officer and a director of Network
Age:  48                                     Associates, Inc. since January 2001.  In April 2001, Mr. Samenuk was named Chairman of the Board of Network Associates. From January 2000
                                             to January 2001, Mr. Samenuk served as president and Chief Executive
                                             Officer of TradeOut, Inc., a private online exchange company. From
                                             April 1999 to January 2000, Mr. Samenuk served as general manager,
                                             Americas at IBM Corporation. From August 1996 to April 1999, Mr.
                                             Samenuk was general manager, ASEAN/ South Asia at IBM Corporation.
                                             From January 2001 to September 2002, Mr. Samenuk served as a director of McAfee.com Corporation, including serving as the chairman of its board from March 2001 until September 2002, when Network Associates purchased the minority interest in McAfee.com Corporation.
----------------------------------------------------------------------------------------------------------------------
MELVIN A. YELLIN                             Mr. Yellin was elected a director by the Board on December 15, 2003.
Director since 2003                          Mr. Yellin has been the president of Stone Point Corporation since July
Age:  61                                     2003. Stone Point Corporation concentrates primarily on risk management and corporate solutions for its corporate clients. From 1999 to 2003,
                                             Mr. Yellin was of counsel to Skadden Arps Slate Meagher & Flom LLP.
                                             Prior to that, Mr. Yellin served as Executive Vice President and
                                             General Counsel of Bankers Trust Company. In 2002, Mr. Yellin served as chairman and president of the New York Metropolitan Chapter of the
                                             National Association of Corporate Directors and has been a frequent lecturer for The Conference Board on governance issues.
-------------------------------------------- -------------------------------------------------------------------------

      THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" EACH OF THE PERSONS
                            NOMINATED BY THE BOARD.

                                   PROPOSAL 2.

 PROPOSAL TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE SYMBOL TECHNOLOGIES,
                           INC. EXECUTIVE BONUS PLAN

         The Symbol Technologies, Inc. Executive Bonus Plan was originally adopted by the Board of Directors on February 18, 1999 and approved by the stockholders of the Company on May 10, 1999. The Board of Directors recommends that the stockholders approve an amendment and restatement of the Symbol Technologies, Inc. Executive Bonus Plan. We are asking you to approve the amendment and restatement to preserve Symbol's federal income tax deduction for compensation paid to its chief executive officer and its four other most highly compensated executive officers (Symbol's "covered employees"). Section 162(m) of the Internal Revenue Code of 1986, as amended and the regulations thereunder (the "Code") limits the federal income tax deduction for compensation paid to each of the "covered employees" of a publicly held corporation to $1 million per fiscal year, with exceptions for performance-based compensation made under qualifying plans. The Board approved the amended and restated Executive Bonus Plan in March 2004 and has established target awards for fiscal 2004 subject to stockholder approval of the amendment and restatement. A summary of the principal features of, and material changes to, the Plan is provided below. The summary is qualified in its entirety by reference to the full text of the Executive Bonus Plan (as amended and restated as of March 10, 2004), which is attached as Annex II to this Proxy Statement.

         AWARDS. The Executive Bonus Plan provides for the payment of cash bonuses to executive officers of Symbol as determined at or following the end of the respective performance period selected by the Compensation Committee (the "Committee"), in accordance with targets established at or near the beginning of the respective performance period. Factors that may be considered in determining the amount of cash bonuses paid to executive officers will be, among others, the executive officer's individual performance, which may be measured by the quality of strategic plans, organizational and management development, special project leadership and similar indicators of individual performance or other measures, and the Company's financial performance, which may be measured by net income, cash flow, earnings per share, return on equity, total return to stockholders in the form of stock price appreciation and dividends, if paid (as such terms are defined in the Executive Bonus Plan), or other measures. Notwithstanding the foregoing, bonuses shall be payable to "covered employees" upon the attainment of certain performance goals related to the Company's net income, cash flow, earning per share or other financial metrics determined by the Committee. Bonuses otherwise payable to any "covered employee" may be decreased (but not increased) by the Committee in its discretion. The maximum amount that may be paid under the Plan to an executive officer in any fiscal year is $6 million. In fiscal year 2004, there are 10 participants.

         PLAN ADMINISTRATION. The Committee administers the Executive Bonus Plan. With respect to covered employees, the Committee shall consist solely of two or more "outside directors" as defined by Section 162(m) of the Code. The Committee can make award payments subject to Symbol having a minimum level of net income, cash flow, earning per share or other financial metrics established by the Committee at or near the beginning of each performance period, so that awards paid to "covered employees" within the meaning of Section 162(m) of the Code can be deducted by the Company for tax purposes. Subject to this limitation, the award amount with respect to an executive officer is determined in the sole discretion of the Committee or, in the case of an award to an officer who is not a "covered employee," in the sole discretion of the Committee or a person or other committee to whom the Committee or the Board of Directors has delegated that authority.

         OTHER PROVISIONS. The Board may modify or terminate the Executive Bonus Plan at any time.

         MATERIAL CHANGES IN THE AMENDMENT AND RESTATEMENT. The amendment and restatement modifies the definition of net income. Under the amendment and restatement, net income will be determined before taxes, and excludes (a) extraordinary items; (b) cumulative effects of changes in accounting principles;
(c) securities gains and losses; (d) amortization or write-off of goodwill, acquired intangibles, and purchased in-process research and development; and (e) nonrecurring items including, but not limited to, gains or losses on asset dispositions and sales of divisions, business units or subsidiaries, restructuring and separation charges and gains and losses from qualified benefit plan curtailments and settlements.

         TAX RULES. The following is a brief summary of the federal income tax consequences of payments made under the Executive Bonus Plan based on current federal income tax laws. This summary is not intended to be exhaustive and does not describe state or local tax consequences. In general, ordinary income will be recognized by the executive officers that participate in the Plan at the time that awards are paid or made available to them. At the time that an executive officer recognizes ordinary income, Symbol will be entitled to a corresponding deduction if, among other things, (i) the income meets the test of reasonableness, is an ordinary and necessary business expense and is not an "excess parachute payment" within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on compensation paid to "covered employees" set forth in Section 162(m) of the Code and (ii) any applicable reporting obligations are satisfied.

         Awards made in the future to any executive officer will be based on the Company's future performance (and, in certain instances, the executive officer's individual performance). Accordingly, the amount of cash bonuses to be paid in the future to current or future participating officers cannot be determined at this time.



THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT AND RESTATEMENT
             OF THE SYMBOL TECHNOLOGIES, INC. EXECUTIVE BONUS PLAN.

                                   PROPOSAL 3.

                        PROPOSAL TO APPROVE THE COMPANY'S
                        2004 EQUITY INCENTIVE AWARD PLAN


         The Board of Directors (the "Board") has adopted, subject to stockholder approval, the Symbol Technologies, Inc. 2004 Equity Incentive Award Plan (the "2004 Plan") for members of the Board, employees and consultants of the Company and its subsidiaries. The 2004 Plan will become effective upon approval by our stockholders.

         The Board believes that the 2004 Plan will promote the success and enhance the value of the Company by continuing to link the personal interest of participants to those of Company stockholders and by providing participants with an incentive for outstanding performance.

         The 2004 Plan provides for the grant of both incentive stock options and nonqualified stock options, restricted stock, stock appreciation rights, performance shares, performance stock units, dividend equivalents, stock payments, deferred stock, restricted stock units, other stock-based awards, and performance-based awards to eligible individuals. A summary of the principal provisions of the 2004 Plan is set forth below. The summary is qualified by reference to the full text of the 2004 Plan, which is attached as Annex III to this Proxy Statement.

ADMINISTRATION

         The 2004 Plan will be administered by the Compensation Committee of the Board. The Compensation Committee may delegate to a committee of one or more members of the Board the authority to grant or amend awards to participants other than senior executives of the Company who are subject to Section 16 of the Exchange Act or employees who are "covered employees" within the meaning of
Section 162(m). The Compensation Committee will include at least two directors, each of whom qualifies as a non-employee director pursuant to Rule 16b-3 of the Exchange Act, and an "outside director" pursuant to Section 162(m).

         The Compensation Committee will have the exclusive authority to administer the 2004 Plan, including the power to determine eligibility, the types and sizes of awards, the price and timing of awards and the acceleration or waiver of any vesting restriction, provided that the Compensation Committee will not have the authority to accelerate vesting or waive the forfeiture of any performance-based awards.

ELIGIBILITY

         Persons eligible to participate in the 2004 Plan include all members of the Board, comprised of six persons following the 2004 Annual Meeting of Stockholders and the election of each of the nominees, approximately 5,300 employees, and a limited number of consultants of the Company and its subsidiaries, as determined by the Compensation Committee.

LIMITATION ON AWARDS AND SHARES AVAILABLE

         The maximum number of shares of Common Stock available for issuance under the 2004 Plan is equal to 4,919,281, plus the number of shares of Common Stock which are or become available for issuance under the 1997 Employee Stock Option Plan, the 2001 Non-Executive Stock Option Plan, the 1990 Non-Executive Stock Option Plan, the 1991 Employee Stock Option Plan, the 2002 Directors' Stock Option Plan, the 2000 Directors' Stock Option Plan, the Telxon Corporation 1990 Employee Stock Option Plan and the 1994 Directors' Stock Option Plan (the "Prior Plans"), and which are not issued under such plans. As of March 1, 2004, 7,580,719 shares of Common Stock were available for issuance pursuant to the Prior Plans. Thus, as of March 1, 2004, an aggregate of 12,500,000 shares of Common Stock would have been available for issuance pursuant to the 2004 Plan, including shares related to the Prior Plans. As of March 1, 2004, there were 40,754,424 options outstanding with a weighted average exercise price of $13.61 and a weighted average term of 5.9 years.

         To the extent that an award terminates, expires or lapses for any reason (including for this purpose any option previously granted pursuant to the Prior Plans), any shares subject to the award may be used again for new grants under the 2004 Plan. In addition, shares tendered or withheld to satisfy the grant or exercise price or any tax withholding obligation (including for this purpose shares so tendered or withheld with respect to options previously granted pursuant to the Prior Plans) may be used for grants under the 2004 Plan. Shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any of its subsidiaries will not be counted against the shares available for issuance under the 2004 Plan. Notwithstanding the foregoing, no shares will become available(a) upon the cancellation of existing awards or any similar transactions following the tenth anniversary of stockholder approval of the 2004 Plan or (b) if the return of shares would require additional stockholder approval of the 2004 Plan pursuant to applicable NYSE rules.

         The aggregate number of shares of Common Stock available for issuance under the 2004 Plan will be reduced by 1.65 shares for each share delivered in settlement of any award (a "Full Value Award") other than an Option, SAR or other award for which the participant pays the intrinsic value (whether directly or by foregoing a right to receive a cash payment from the Company). The payment of dividend equivalents in conjunction with outstanding awards will not be counted against the shares available for issuance under the 2004 Plan. The shares of Common Stock covered by the 2004 Plan may be treasury shares, authorized but unissued shares, or shares purchased in the open market.

         The maximum number of shares of Common Stock that may be subject to one or more awards to a participant pursuant to the 2004 Plan during any rolling three calendar-year period is 3,000,000. As of the record date for the 2004 Annual Meeting of March 1, 2004, the closing price of the Common Stock on the NYSE was $17.45 per share. From January 1, 2004 through March 19, 2004, 4,634,234 shares of Common Stock have been acquired by our directors and employees pursuant to the exercise of outstanding stock options.

AWARDS

         The 2004 Plan provides for the grant of both incentive stock options and nonqualified stock options, restricted stock, stock appreciation rights, performance shares, performance stock units, dividend equivalents, stock payments, deferred stock, restricted stock units, other stock-based awards, and performance-based awards. No determination has been made as to the types or amounts of awards that will be granted to specific individuals pursuant to the 2004 Plan. See the "Summary Compensation Table" and "Option Grants in Last Fiscal Year" elsewhere in this Proxy Statement for information on prior awards to named executive officers.

         Stock options, including incentive stock options, as defined under
Section 422 of the Code, and nonqualified stock options may be granted pursuant to the 2004 Plan. The option exercise price of all stock options granted pursuant to the 2004 Plan will not be less than 100% of the fair market value of the Common Stock on the date of grant. Stock options may be exercised as determined by the Compensation Committee, but in no event after the tenth anniversary date of grant, provided that a vested nonqualified stock option may be exercised up to 12 months after the optionee's death. The aggregate fair market value of the shares with respect to which options intended to be incentive stock options are exercisable for the first time by an employee in any calendar year may not exceed $100,000, or such other amount as the Code provides.

         Upon the exercise of a stock option, the purchase price must be paid in full in either cash or its equivalent, by delivering a promissory note bearing interest at no less than such rate as shall then preclude the imputation of interest under the Code, or by tendering previously acquired shares of Common Stock with a fair market value at the time of exercise equal to the exercise price (provided such shares have been held for such period of time as may be required by the Compensation Committee in order to avoid adverse accounting consequences) or other property acceptable to the Compensation Committee (including through the delivery of a notice that the participant has placed a market sell order with a broker with respect to shares then issuable upon exercise of the option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale). However, no participant who is a member of the Board or an executive officer of the Company will be permitted to pay the exercise price of an option in any method which would violate Section 13(k) of the Exchange Act.

         Restricted stock may be granted pursuant to the 2004 Plan. A restricted stock award is the grant of shares of Common Stock at a price determined by the Compensation Committee (including zero), that is nontransferable and may be subject to substantial risk of forfeiture until specific conditions are met. Conditions may be based on continuing employment or achieving performance goals. During the period of restriction, participants holding shares of restricted stock may have full voting and dividend rights with respect to such shares. The restrictions will lapse in accordance with a schedule or other conditions determined by the Compensation Committee.

         A stock appreciation right (a "SAR") is the right to receive payment of an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise of the SAR over the fair market value of a share of Common Stock on the date of grant of the SAR.

         The other types of awards that may be granted under the 2004 Plan include performance shares, performance stock units, dividend equivalents, deferred stock, restricted stock units, and other stock-based awards.

         The Compensation Committee may grant awards to employees who are or may be "covered employees," as defined in Section 162(m) of the Code, that are intended to be performance-based awards within the meaning of Section 162(m) of the Code in order to preserve the deductibility of these awards for federal income tax. Participants are only entitled to receive payment for a performance-based award for any given performance period to the extent that pre-established performance goals set by the Compensation Committee for the period are satisfied. These pre-established performance goals must be based on one or more of the following performance criteria: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added (as determined by the Compensation Committee), sales or revenue, net income (either before or after tax), operating earnings, cash flow (including, but not limited to, operating cash flow, and free cash flow), cash flow return on capital, return on net assets, return on stockholders' equity, return on assets, return on capital, stockholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings per share, price per share of Common Stock, and market share. These performance criteria may be measured in absolute terms or as compared to any incremental increase or as compared to results of a peer group. With regard to a particular performance period, the Compensation Committee shall have the discretion to select the length of the performance period, the type of performance-based awards to be granted, and the goals that will be used to measure the performance for the period. In determining the actual size of an individual performance-based award for a performance period, the Compensation Committee may reduce or eliminate (but not increase) the award. Generally, a participant will have to be employed on the date the performance-based award is paid to be eligible for a performance-based award for any period.

         Notwithstanding any other provision of the 2004 Plan to the contrary, Full Value Awards made to our employees or consultants shall become vested over a period of not less than three years (or in the case of vesting based upon the attainment of any performance goals over a period of not less than one year) following the date the Full Value Award is made, provided that Full Value Awards that result in the issuance of an aggregate of up to 5% of the shares of Common Stock available pursuant to the 2004 Plan may be granted to any one or more participants without respect to such minimum vesting provisions.

CHANGE IN CONTROL

         Except as may otherwise be provided in any award agreement or any other written agreement entered into by and between the Company and a participant, if a Change in Control (as defined in the 2004 Plan) of the Company occurs and any awards made pursuant to the 2004 Plan are not converted, assumed or replaced by a successor, then all outstanding awards that are not converted, assumed or replaced will become fully vested and exercisable.

AMENDMENT AND TERMINATION

         The Compensation Committee, subject to approval of the Board, may terminate, amend, or modify the 2004 Plan at any time; provided, however, that stockholder approval must be obtained for any amendment to the extent necessary or desirable to comply with any applicable law, regulation or stock exchange rule, to increase the number of shares available under the 2004 Plan, to permit the Compensation Committee to grant options with an exercise price below fair market value on the date of grant, or to extend the exercise period for an option beyond ten years from the date of grant. In addition, absent stockholder approval, no option may be amended to reduce the per share exercise price of the shares subject to such option below the per share exercise price as of the date the option was granted and, except to the extent permitted by the 2004 Plan in connection with certain changes in capital structure, no option may be granted in exchange for, or in connection with, the cancellation or surrender of an option having a higher per share exercise price.

         In no event may an award be granted pursuant to the 2004 Plan on or after the tenth anniversary of the date the stockholders approve the 2004 Plan.

FEDERAL INCOME TAX CONSEQUENCES

         With respect to nonqualified stock options, the Company is generally entitled to deduct and the optionee recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. A participant receiving incentive stock options will not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant will not recognize taxable income at the time of exercise. However, the excess of the fair market value of the Common Stock received over the option price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an incentive stock option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction. If the holding period requirements are not met, the incentive stock option will be treated as one which does not meet the requirements of the Code for incentive stock options and the tax consequences described for nonqualified stock options will apply.

         The current federal income tax consequences of other awards authorized under the 2004 Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); stock-based performance awards, dividend equivalents and other types of awards are generally subject to tax at the time of payment. Compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income, subject to Section 162(m) of the Code with respect to covered employees.

NEW PLAN BENEFITS

         No awards will be granted pursuant to the 2004 Plan until it is approved by the Company's stockholders. In addition, awards are subject to the discretion of the Compensation Committee. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the 2004 Plan or the benefits that would have been received by such participants if the 2004 Plan had been in effect in the year ended December 31, 2003.

        THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 2004 EQUITY
                             INCENTIVE AWARD PLAN.

                                   PROPOSAL 4.

          RATIFICATION OF APPOINTMENT OF CERTIFIED INDEPENDENT AUDITORS

      The Audit Committee of the Board of Directors has appointed Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2004. As previously disclosed, on March 25, 2004, Deloitte & Touche LLP, the Company's then current independent auditor, was dismissed and Ernst & Young LLP was appointed as the Company's independent auditors for fiscal year 2004, subject to ratification of such appointment by the Company's stockholders.

      The Company expects that representatives of Deloitte & Touche LLP and representatives of Ernst & Young LLP will be present at the Annual Meeting. They will have an opportunity to make a statement at the meeting if they so desire and will be available to respond to appropriate questions raised orally by stockholders.

      The Board of Directors has put this proposal before the stockholders because the Board believes that seeking stockholder ratification of the selection of the independent financial auditors is good corporate practice. If the appointment of Ernst & Young LLP is not ratified, the Audit Committee will evaluate the basis for the stockholders' vote in determining whether to continue Ernst & Young LLP's engagement.

      THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY'S CERTIFIED INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

                                                                         ANNEX I

                             AUDIT COMMITTEE CHARTER
                             OF THE AUDIT COMMITTEE
                          OF SYMBOL TECHNOLOGIES, INC.

         This Audit Committee Charter (the "CHARTER") was adopted by the Board of Directors (the "BOARD") of Symbol Technologies, Inc. (the "COMPANY") on February 9, 2004.

     I. PURPOSE

         The purpose of the Audit Committee (the "COMMITTEE") is to assist the Board with its oversight responsibilities regarding: (i) the integrity of the Company's financial statements; (ii) the Company's compliance with legal and regulatory requirements; (iii) the independent auditor's qualifications and independence; and (iv) the performance of the Company's internal audit function and independent auditor. The Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the "SEC") to be included in the Company's annual proxy statement.

         In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company's bylaws. The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee's sole discretion. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board. To the fullest extent permitted by law, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it.

         The Committee's responsibility is limited to oversight. Although the Committee has the responsibilities set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosure are complete and accurate and are in accordance with generally accepted accounting principles and applicable laws, rules and regulations. These are the responsibilities of management, the internal auditor (or others responsible for the internal audit function, including contracted non-employee or audit or accounting firms engaged to provide internal audit services) (the "INTERNAL AUDITOR") and the independent auditor.

         Further, auditing literature, particularly Statement of Accounting Standards No. 71, defines the term "review" to include a particular set of required procedures to be undertaken by independent auditors. The members of the Committee are not independent auditors, and the term "review" as used in this Charter is not intended to have that meaning and should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing reviews of financial statements.

     II. MEMBERSHIP

         The Committee shall consist of no fewer than three directors, as determined by the Board. Each Committee member shall be financially literate as determined by the Board in its business judgment or must become financially literate within a reasonable period of time after his or her appointment to the Committee. Members of the Committee are not required to be engaged in the accounting and auditing profession and, consequently, some members may not be expert in financial matters, or in matters involving auditing or accounting. However, at least one member of the Committee shall have accounting or related financial management expertise as determined by the Board in its business judgment. In addition, either at least one member of the Committee shall be an "audit committee financial expert" within the definition adopted by the SEC or the Company shall disclose in its periodic reports required pursuant to the Securities Exchange Act of 1934 (the "EXCHANGE ACT") the reasons why at least one member of the Committee is not an "audit committee financial expert."

         Each Committee member shall satisfy the independence requirements of the NYSE and Exchange Act Rule 10A-3(b)(1). No Committee member may simultaneously serve on the audit committee of more than one other public company, unless the Board determines that such simultaneous service would not impair the ability of such member to effectively serve on the Committee and such determination is disclosed in the Company's annual proxy statement.

         The members of the Committee, including the Chair of the Committee, shall be appointed by the Board on the recommendation of the Nominating and Corporate Governance Committee. Committee members may be removed from the Committee, with or without cause, by the Board.

     III. MEETINGS AND PROCEDURES

         The Chair (or in his or her absence, a member designated by the Chair) shall preside at each meeting of the Committee and set the agendas for Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any provisions of the Company's certificate of incorporation or bylaws that are applicable to the Committee.

         The Committee shall meet at least once during each fiscal quarter and more frequently as the Committee deems necessary or desirable. The Committee shall meet separately, periodically, with management, with the internal auditor and with the independent auditor.

         All non-management directors that are not members of the Committee may attend and observe meetings of the Committee, but shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote. The Committee may, at its discretion, include in its meetings members of the Company's management, representatives of the independent auditor, the internal auditor, any other financial personnel employed or retained by the Company or any other persons whose presence the Committee believes to be necessary or appropriate. Notwithstanding the foregoing, the Committee may exclude from its meetings any persons it deems appropriate, including, but not limited to, any non-management director that is not a member of the Committee.

         The Committee may retain any independent counsel, experts or advisors (accounting, financial or otherwise) that the Committee believes to be necessary, desirable or appropriate. The Committee may also utilize the services of the Company's regular legal counsel or other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report or performing other audit, review or attest services, for payment of compensation to any advisors employed by the Committee and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

         The Committee may conduct or authorize investigations into any matters within the scope of the powers and responsibilities delegated to the Committee.

     IV. POWERS AND RESPONSIBILITIES

         Interaction with the Independent Auditor

         1. Appointment and Oversight. The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of any disagreements between Company management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company, and the independent auditor shall report directly to the Committee.

         2. Pre-Approval of Services. Before the independent auditor is engaged by the Company or its subsidiaries to render audit or non-audit services, the Committee shall pre-approve the engagement. Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Committee regarding the Company's engagement of the independent auditor, provided the policies and procedures are detailed as to the particular service, the Committee is informed of each service provided and such policies and procedures do not include delegation of the Committee's responsibilities under the Exchange Act to the Company's management. The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals, provided such approvals are presented to the Committee at a subsequent meeting. If the Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Committee must be informed of each non-audit service provided by the independent auditor. Committee pre-approval of non-audit services (other than review and attest services) also will not be required if such services fall within available exceptions established by the SEC.

         3. Independence of Independent Auditor. The Committee shall, at least annually, review the independence and quality control procedures of the independent auditor and the experience and qualifications of the independent auditor's senior personnel that are providing audit services to the Company. In conducting its review:

                  (i) The Committee shall obtain and review a report prepared by the independent auditor describing (a) the auditing firm's internal quality-control procedures and (b) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues.

                  (ii) The Committee shall discuss with the independent auditor its independence from the Company, and obtain and review a written statement prepared by the independent auditor describing all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1 (as may be modified or supplemented from time to time), and consider the impact that any relationships or services may have on the objectivity and independence of the independent auditor.

                  (iii) The Committee shall confirm with the independent auditor that the independent auditor is in compliance with the partner rotation requirements established by the SEC.

                  (iv) The Committee shall consider whether the Company should adopt a rotation of the annual audit among independent auditing firms.

                  (v) The Committee shall, if applicable, consider whether the independent auditor's provision of any permitted information technology services or other non-audit services to the Company is compatible with maintaining the independence of the independent auditor.

         Annual Financial Statements and Annual Audit

         4. Meetings with Management, the Independent Auditor and the Internal Auditor.

                  (i) The Committee shall meet with management, the independent auditor and the internal auditor in connection with each annual audit to discuss the scope of the audit, the procedures to be followed and the staffing of the audit.

                  (ii) The Committee shall review and discuss with management and the independent auditor: (A) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (B) any analyses prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including analyses of the effects of alternative GAAP methods on the Company's financial statements; and (C) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company's financial statements.

                  (iii) The Committee shall review and discuss the annual audited financial statements with management and the independent auditor, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

         5. Separate Meetings with the Independent Auditor.

                  (i) The Committee shall review with the independent auditor any problems or difficulties the independent auditor may have encountered during the course of the audit work, including any restrictions on the scope of activities or access to required information or any significant disagreements with management and management's responses to such matters. Among the items that the Committee should consider reviewing with the Independent Auditor are: (A) any accounting adjustments that were noted or proposed by the auditor but were "passed" (as immaterial or otherwise); (B) any communications between the audit team and the independent auditor's national office respecting auditing or accounting issues presented by the engagement; and (C) any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditor to the Company. The Committee shall obtain from the independent auditor assurances that Section 10A(b) of the Exchange Act has not been implicated.

                  (ii) The Committee shall discuss with the independent auditor the report that such auditor is required to make to the Committee regarding: (A) all accounting policies and practices to be used that the independent auditor identifies as critical; (B) all alternative treatments within GAAP for policies and practices related to material items that have been discussed among management and the independent auditor, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (C) all other material written communications between the independent auditor and management of the Company, such as any management letter, management representation letter, reports on observations and recommendations on internal controls, independent auditor's engagement letter, independent auditor's independence letter, schedule of unadjusted audit differences and a listing of adjustments and reclassifications not recorded, if any.

                  (iii) The Committee shall discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as then in effect.

         6. Recommendation to Include Financial Statements in Annual Report. The Committee shall, based on the review and discussions in paragraphs 4(iii) and 5(iii) above, and based on the disclosures received from the independent auditor regarding its independence and discussions with the auditor regarding such independence pursuant to subparagraph 3(ii) above, determine whether to recommend to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year subject to the audit.

         Quarterly Financial Statements

         7. Meetings with Management, the Independent Auditor and the Internal Auditor. The Committee shall review and discuss the quarterly financial statements with management and the independent auditor, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

         Internal Audit

         8. Appointment. The Committee shall review the appointment and replacement of the internal auditor.

         9. Separate Meetings with the Internal Auditor. The Committee shall meet periodically with the Company's internal auditor to discuss the responsibilities, budget and staffing of the Company's internal audit function and any issues that the internal auditor believes warrant audit committee attention. The Committee shall discuss with the internal auditor any significant reports to management prepared by the internal auditor and any responses from management.

         Other Powers and Responsibilities

         10. The Committee shall discuss with management and the independent auditor the Company's earnings press releases (with particular focus on any "pro forma" or "adjusted" non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee's discussion in this regard may be general in nature (i.e., discussion of the types of information to be disclosed and the type of presentation to be made) and need not take place in advance of each earnings release or each instance in which the Company may provide earnings guidance.

         11. The Committee shall discuss with management and the independent auditor any related-party transactions brought to the Committee's attention which could reasonably be expected to have a material impact on the Company's financial statements.

         12. The Committee shall discuss with management and the independent auditor any correspondence from or with regulators or governmental agencies, any employee complaints or any published reports that raise material issues regarding the Company's financial statements, financial reporting process, accounting policies or internal audit function.

         13. The Committee shall discuss with the Company's General Counsel or outside counsel any legal matters brought to the Committee's attention that could reasonably be expected to have a material impact on the Company's financial statements.

         14. The Committee shall request assurances from management, the independent auditor and the Company's internal auditors that the Company's foreign subsidiaries and foreign affiliated entities, if any, are in conformity with applicable legal requirements, including disclosure of affiliated party transactions.

         15. The Committee shall discuss with management the Company's policies and guidelines with respect to risk assessment and risk management. The Committee shall discuss with management the Company's significant financial risk exposures and the actions management has taken to limit, monitor or control such exposures.

         16. The Committee shall set clear hiring policies for employees or former employees of the Company's independent auditor.

         17. The Committee shall cause to be established procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. The Committee shall also cause to be established procedures for the confidential and anonymous submission of information, written or oral, by employees regarding questionable accounting or auditing matters.

         18. The Committee shall discuss any disclosures made to the Committee by the Company's Chief Executive Officer or Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q regarding: (i) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data and any material weaknesses in internal controls identified to the independent auditor; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

         19. If reported to the Committee by any attorney employed by or performing legal services for the Company, the Committee shall consider any evidence of a material violation of securities law or breach of fiduciary duty or similar violation by the Company or any agent of the Company.

         20. The Committee shall read management's report (as and when it is legally required in the Company's Annual Report on Form 10-K) assessing the effectiveness of the internal control structure and procedures of the Company for financial reporting and shall discuss with the independent auditor such auditor's attestation to and report on management's report.

         21. The Committee shall provide the Company with the report of the Committee with respect to the audited financial statements for inclusion in each of the Company's annual proxy statements.

         22. The Committee, through its Chair, shall report regularly to, and review with, the Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditor, the performance of the Company's internal audit function or any other matter the Committee determines is necessary or advisable to report to the Board.

         23. The Committee may, in its discretion, utilize the services of the Company's general counsel and regular outside corporate legal counsel with respect to legal matters or, at its discretion, retain (and determine the appropriate funding for) other legal counsel if it determines that such counsel is necessary or appropriate under the circumstances. Furthermore, the Committee may, in its discretion, retain (and determine the appropriate funding for) any other experts or advisors (financial or otherwise) as the Committee determines are necessary or appropriate under the circumstances.

         24. The Committee, in its discretion, may conduct or authorize investigations into any matters within the scope of its responsibilities.

         25. The Committee shall at least annually perform an evaluation of the performance of the Committee and its members, including a review of the Committee's compliance with this Charter.

         26. The Committee shall review and reassess this Charter at least once each calendar year and submit any recommended changes to the Board for its consideration.

     V. DISCLOSURE OF CHARTER

         This Charter shall be made available on the Company's website at "http://www.symbol.com" and to any stockholder who otherwise requests a copy. The Company's Annual Report to Stockholders shall state the foregoing.

                                                                        ANNEX II


                            SYMBOL TECHNOLOGIES, INC.
                              EXECUTIVE BONUS PLAN
                   (AMENDED AND RESTATED AS OF MARCH 10, 2004)

         SECTION 1. PURPOSE. The purpose of the Symbol Technologies, Inc. Executive Incentive Plan (the "Plan") is to provide Officers of Symbol Technologies, Inc. (the "Company") and its affiliates with incentive compensation based upon the level of achievement of financial and other performance criteria. The Plan is intended to enhance the ability of the Company and its affiliates to attract individuals of exceptional managerial talent upon whom, in large measure, the sustained progress, growth and profitability of the Company depends.

         SECTION 2. DEFINITIONS. As used in the Plan, the following terms shall have the meanings set forth below:

     (a) "AWARD" means a cash bonus payment that may be made pursuant to the Plan.

     (b)  "BOARD" means the Board of Directors of the Company.

     (c) "CODE" means the Internal Revenue Code of 1986, as amended from time to time and any successor thereto.

     (d) "COMMITTEE" means the Stock Option / Compensation Committee of the Board (or any successor committee); provided that, with respect to Awards made to Covered Employees as described in Section 5, "COMMITTEE" means a committee of the Board (or subcommittee thereof) consisting solely of two or more members of the Board, each of whom is an Outside Director.

     (e)  "COVERED EMPLOYEE" means a "covered employee" within the meaning of
          Section 162(m) of the Code.

     (f) "MEASUREMENT PERIOD" means a period of time selected by the Committee for which the Performance Goal will be measured for purposes of
          Section 5.

     (g) "NET INCOME" means the net income before taxes of the Company as determined under generally accepted accounting principles, excluding
          (a) extraordinary items; (b) cumulative effects of changes in accounting principles; (c) securities gains and losses; (d) amortization or write-off of goodwill, acquired intangibles and purchased in-process research and development; and (e) nonrecurring items including, but not limited to, gains or losses on asset dispositions and sales of divisions, business units or subsidiaries, restructuring and separation charges, and gains and losses from qualified benefit plan curtailments and settlements.

     (h) "OFFICER" means any employee of the Company or any affiliate holding a position at or above Senior Vice President or any zone level that the Committee determines, in its sole discretion, is the equivalent thereof.

     (i) "OUTSIDE DIRECTORS" means those members of the Board who are "outside directors" within the meaning of Section 162(m) of the Code.

     (j) "PARTICIPANT" means any person selected by the Committee to participate in the Plan.

     (k)  "PERFORMANCE GOAL" has the meaning set forth in Section 5(b).

     (l) "PERFORMANCE PERIOD" means a period of time selected by the Committee to which an Award relates.

     (m) "TARGET AWARD" means an Award amount that may be paid if certain performance criteria are achieved.

         SECTION 3. ELIGIBILITY. Persons employed by the Company or any of its affiliates on the last day of a Performance Period in active service at an Officer level for all or any part of the Performance

Period are eligible to be Participants under the Plan for such Performance Period (whether or not so employed or living at the date an Award is made) and may be considered by the Committee for an Award. An Officer is not rendered ineligible to be a Participant by reason of being a member of the Board.

         SECTION 4. AWARDS-GENERAL. The Committee will establish Target Awards for Participants at the beginning of each Performance Period and the performance criteria to be applicable to Awards for such Performance Period. Except as otherwise provided by Section 5, the performance criteria utilized by the Committee may be based on individual performance, net income, other Company and business unit financial objectives, customer satisfaction indicators, operational efficiency measures, and other measurable objectives tied to the Company's success or such other criteria as the Committee shall determine. Awards will be made by the Committee following the end of each Performance Period. Awards shall be paid after the end of the Performance Period, except to the extent that a Participant has made an election to defer the receipt of such Award pursuant to an approved deferred compensation plan (and in accordance with the terms of such deferred compensation plan). Subject to Sections 5 and 6(d), the Award amount with respect to a Participant shall be determined in the sole discretion of the Committee or such person or committee empowered by the Committee or Board. The determination of the Award amount for each Participant shall be made at the end of each Performance Period and may be less than (including no Award) or, except as otherwise provided by Section 5(c), greater than the Target Award.

         SECTION 5. AWARDS TO COVERED EMPLOYEES.

     (a) If the Committee determines at the time a Target Award is established for a Participant that such Participant is, or may be as of the end of the tax year for which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee shall provide that this Section 5 is applicable to such Award under such terms as the Committee shall determine.

     (b) Subject to Section 6(d), the Award amount with respect to a Participant covered by this Section 5 shall be determined in the sole discretion of the Committee; provided that, if an Award is subject to this Section 5, then the payment of cash pursuant thereto shall be subject to the Company having attained a performance goal relating to Net Income, Cash Flow, Earnings per Share, Return on Equity, Total Return to Stockholders in the form of stock price appreciation and dividends, if paid, or other measures (a "Performance Goal") as determined in the sole discretion of the Committee for the applicable Measurement Period. Such Performance Goals shall be established by the Committee within the time prescribed by Section 162(m) of the Code and the regulations thereunder in order for the Performance Goal to be considered "pre-established" for purposes of Section 162(m) of the Code. The Committee may, in its discretion, reduce the amount of such an Award at any time prior to payment based on such criteria as it shall determine, including but not limited to individual merit and the attainment of specified levels of one or any combination of the following: net cash provided by operating activities or other cash flow-based measures, earnings per share from continuing operations, operating income, revenues, gross margin, return on operating assets, return on equity, economic value added, stock price appreciation, total shareowner return (measured in terms of stock price appreciation and dividend growth), or cost control, of the Company or the affiliate or division of the Company for or within which the Participant is primarily employed.

     (c) Notwithstanding any contrary provision of this Plan, the Committee may not adjust upwards the amount payable pursuant to any Award subject to this Section 5, nor may it waive the attainment of the Performance Goal requirement contained in Section 5(b), except in the case of the death or disability of the Participant.

     (d) Prior to the payment of any Award subject to this Section 5, the Committee shall certify in writing that the Performance Goal applicable to such Award was met.

     (e) The Committee shall have the power to impose such other restrictions on Awards subject to this Section 5 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for "performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code, the regulations promulgated thereunder, and any successors thereto.

     (f)  No amounts shall be paid with respect to any Award subject to this
          Section 5 unless and until the Company's stockholders shall have approved the Plan and the Performance Goals as required by Section 162(m) of the Code. So long as the Plan shall not have been previously terminated by the Company, it shall be resubmitted for approval by the Company's stockholders in the fifth year after it shall have first been approved by the Company's stockholders, and every fifth year thereafter.

         SECTION 6. OTHER CONDITIONS.

     (a) No person shall have any claim to an Award under the Plan and there is no obligation for uniformity of treatment of Participants under the Plan. Awards under the Plan may not be assigned or alienated.

     (b) Neither the Plan nor any action taken hereunder shall be construed as giving to any Participant the right to be retained in the employ of the Company or any affiliate.

     (c) The Company or any affiliate shall have the right to deduct from any Award to be paid under the Plan any federal, state or local taxes required by law to be withheld with respect to such payment.

     (d) Notwithstanding any contrary provision of the Plan, the maximum amount which may be paid to a Participant in any fiscal year is $6 million.

         SECTION 7. DESIGNATION OF BENEFICIARIES. A Participant may, if the Committee permits, designate a beneficiary or beneficiaries to receive all or part of the Award which may be made to the Participant, or may be payable, after such Participant's death. A designation of beneficiary shall be made in accordance with procedures specified by the Company and may be replaced by a new designation or may be revoked by the Participant at any time. In case of the Participant's death, an Award with respect to which a designation of beneficiary has been made (to the extent it is valid and enforceable under applicable law) shall be paid to the designated beneficiary or beneficiaries. Any Award granted or payable to a Participant who is deceased and not subject to such a designation shall be distributed to the Participant's estate. If there shall be any question as to the legal right of any beneficiary to receive an Award under the Plan, the amount in question may be paid to the estate of the Participant, in which event the Company or its affiliates shall have no further liability to anyone with respect to such amount.

         SECTION 8. PLAN ADMINISTRATION.

     (a) The Committee shall have full discretionary power to administer and interpret the Plan and to establish rules for its administration (including the power to delegate authority to others to act for and on behalf of the Committee) subject to such resolutions, not inconsistent with the Plan, as may be adopted by the Board, except that the Committee (or any subcommittee thereof) shall have the exclusive authority to exercise any such power with respect to Awards to which
          Section 5 is applicable. In making any determinations under or referred to in the Plan, the Committee (and its delegates, if any) shall be entitled to rely on opinions, reports or statements of employees of the Company and its affiliates and of counsel, public accountants and other professional or expert persons.

     (b) The Plan shall be governed by the laws of the State of Delaware and applicable Federal law.

         SECTION 9. MODIFICATION OR TERMINATION OF PLAN. The Board may modify or terminate the Plan at any time, effective at such date as the Board may determine. Any amendment to the Plan shall require stockholder approval only to the extent required by Section 162(m) of the Code or any other applicable law, rule or regulation.

                                                                     ANNEX III


                            SYMBOL TECHNOLOGIES, INC.
                        2004 EQUITY INCENTIVE AWARD PLAN

                                   ARTICLE 1

                                     PURPOSE

     The purpose of the Symbol Technologies, Inc. 2004 Equity Incentive Award Plan (the "Plan") is to promote the success and enhance the value of Symbol Technologies, Inc. (the "Company") by linking the personal interests of the members of the Board, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent.

                                   ARTICLE 2

                          DEFINITIONS AND CONSTRUCTION

     Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

     2.1 "Award" means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Performance Share award, a Performance Stock Unit award, a Dividend Equivalents award, a Stock Payment award, a Deferred Stock award, a Restricted Stock Unit award, an Other Stock-Based Award, or a Performance-Based Award granted to a Participant pursuant to the Plan.

     2.2 "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

     2.3 "Board" means the Board of Directors of the Company.

     2.4 "Change of Control" means and includes each of the following:

         (a) The acquisition, directly or indirectly, by any "person" or "group" (as those terms are defined in Sections 3(a)(9), 13(d) and 14(d) of the Exchange Act and the rules thereunder) of "beneficial ownership" (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors ("voting securities") of the Company that represent 25% or more of the combined voting power of the Company's then outstanding voting securities, other than

             (i) An acquisition by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company, or

             (ii) An acquisition of voting securities by the Company or a corporation owned, directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company, or

             (iii) An acquisition of voting securities pursuant to a transaction described in Section 2.4(c) below that would not be a Change of Control under
Section 2.4(c);

Notwithstanding the foregoing, neither of the following events shall constitute an "acquisition" by any person or group for purposes of this Section 2.4: an acquisition of the Company's securities by the Company which causes the Company's voting securities beneficially owned by a person or group to represent 50% or more of the combined voting power of the Company's then outstanding voting securities; provided, however, that if a person or group shall become the beneficial owner of 50% or more of the combined voting power of the Company's then outstanding voting securities by reason of share acquisitions by the Company as described above and shall, after such share acquisitions by the Company, become the beneficial owner of any additional voting securities of the Company, then such acquisition shall constitute a Change of Control; or

         (b) During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.4(a) or Section 2.4(c) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

         (c) The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company's assets or
(z) the acquisition of assets or stock of another entity, in each case other than a transaction:

             (i) Which results in the Company's voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company's assets or otherwise succeeds to the business of the Company (the Company or such person, the "Successor Entity")) directly or indirectly, at least a majority of the combined voting power of the Successor Entity's outstanding voting securities immediately after the transaction, and

             (ii) After which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.4(c)(ii) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

         (d) The Company's stockholders approve a liquidation or dissolution of the Company.

The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change of Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change of Control and any incidental matters relating thereto.

     2.5 "Code" means the Internal Revenue Code of 1986, as amended.

     2.6 "Committee" means the committee of the Board described in Article 12.

     2.7 "Consultant" means any consultant or adviser if:

         (a) The consultant or adviser renders bona fide services to the Company;

         (b) The services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and

         (c) The consultant or adviser is a natural person who has contracted directly with the Company to render such services.

     2.8 "Covered Employee" means an Employee who is, or could be, a "covered employee" within the meaning of Section 162(m) of the Code.

     2.9 "Deferred Stock" means a right to receive a specified number of shares of Stock during specified time periods pursuant to Article 8.

     2.10 "Disability" means that the Participant qualifies to receive long-term disability payments under the Company's long-term disability insurance program, as it may be amended from time to time.

     2.11 "Dividend Equivalents" means a right granted to a Participant pursuant to Article 8 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

     2.12 "Effective Date" shall have the meaning set forth in Section 13.1.

     2.13 "Employee" means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Subsidiary.

     2.14 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     2.15 "Fair Market Value" means, as of any given date, the fair market value of a share of Stock on the immediately preceding date determined by such methods or procedures as may be established from time to time by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a share of Stock as of any date shall be the average of the high and low trading prices for a share of Stock as reported on the New York Stock Exchange (or on any national securities exchange on which the Stock is then listed) for the immediately preceding date or, if no such prices are reported for that date, the average of the high and low trading prices on the next preceding date for which such prices were reported.

     2.16 "Full Value Award" means any Award other than an Option, SAR or other Award for which the Participant pays the intrinsic value (whether directly or by forgoing a right to receive a cash payment from the Company).

     2.17 "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

     2.18 "Independent Director" means a member of the Board who is not an Employee of the Company.

     2.19 "Non-Employee Director" means a member of the Board who qualifies as a "Non-Employee Director" as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor definition adopted by the Board.

     2.20 "Non-Qualified Stock Option" means an Option that is not intended to be an Incentive Stock Option.

     2.21 "Option" means a right granted to a Participant pursuant to Article 5 of the Plan to purchase a specified number of shares of Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

     2.22 "Other Stock-Based Award" means an Award granted or denominated in Stock or units of Stock pursuant to Section 8.7 of the Plan.

     2.23 "Participant" means a person who, as a member of the Board, Consultant or Employee, has been granted an Award pursuant to the Plan.

     2.24 "Performance-Based Award" means an Award granted to selected Covered Employees pursuant to Articles 6 and 8, but which is subject to the terms and conditions set forth in Article 9. All Performance-Based Awards are intended to qualify as Qualified Performance-Based Compensation.

     2.25 "Performance Criteria" means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added (as determined by the Committee), sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on net assets, return on stockholders' equity, return on assets, return on capital, stockholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

     2.26 "Performance Goals" means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

     2.27 "Performance Period" means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to, and the payment of, a Performance-Based Award.

     2.28 "Performance Share" means a right granted to a Participant pursuant to
Article 8, to receive Stock, the payment of which is contingent upon achieving certain performance goals established by the Committee.

     2.29 "Performance Stock Unit" means a right granted to a Participant pursuant to Article 8, to receive Stock, the payment of which is contingent upon achieving certain performance goals established by the Committee.

     2.30 "Plan" means this Symbol Technologies, Inc. 2004 Equity Incentive Award Plan, as it may be amended from time to time.

     2.31 "Prior Plans" means, collectively, the following plans of the Company:
(a) 2001 Non-Executive Stock Incentive Plan, (b) 1997 Employee Stock Option Plan, (c) 1991 Employee Stock Option Plan, (d) 1990 Non-Executive Stock Option Plan, (e) 2002 Directors' Stock Option Plan, (f) 2000 Directors' Stock Option Plan, (g) 1999 Directors' Stock Option Plan, (h) 1998 Directors' Stock Option Plan, (i) the Texlon Corporation 1990 Employee Stock Option Plan and (ii) 1994 Directors' Stock Option Plan, in each case as such plan may be amended from time to time.

     2.32 "Qualified Performance-Based Compensation" means any compensation that is intended to qualify as "qualified performance-based compensation" as described in Section 162(m)(4)(C) of the Code.

     2.33 "Restricted Stock" means Stock awarded to a Participant pursuant to
Article 6 that is subject to certain restrictions and may be subject to risk of forfeiture.

     2.34 "Restricted Stock Unit" means an Award granted pursuant to Section
8.6.

     2.35 "Stock" means the common stock of the Company, par value $0.01 per share, and such other securities of the Company that may be substituted for Stock pursuant to Article 11.

     2.36 "Stock Appreciation Right" or "SAR" means a right granted pursuant to
Article 7 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable Award Agreement.

     2.37 "Stock Payment" means (a) a payment in the form of shares of Stock, or
(b) an option or other right to purchase shares of Stock, as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Article 8.

     2.38 "Subsidiary" means any corporation or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

                                   ARTICLE 3

                           SHARES SUBJECT TO THE PLAN

     3.1 Number of Shares.

         (a) Subject to Article 11 and Section 3.1(b), the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be the sum of: (i) 4,936,189 shares; and (ii) any shares of Stock which as of the Effective Date are available for issuance under any of the Prior Plans and which following the Effective Date are not issued under such plans; provided, however, that such aggregate number of shares of Stock available for issuance under the Plan shall be reduced by 1.65 shares for each share of Stock delivered in settlement of any Full Value Award. In order that the applicable regulations under the Code relating to Incentive Stock Options be satisfied, the maximum number of shares of Stock that may be delivered upon exercise of Incentive Stock Options shall be the number specified in Section 3.1(a)(i), and, if necessary to satisfy such regulations, such maximum limit shall apply to the number of shares of Stock that may be delivered in connection with each other type of Award under the Plan (applicable separately to each type of Award).

         (b) Notwithstanding Section 3.1(a): (i) the Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards), and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award; (ii) shares of Stock that are potentially deliverable under any Award (or any stock option or other award granted pursuant to any Prior Plan) that expires or is canceled, forfeited, settled in cash or otherwise terminated without a delivery of such shares to the Participant will not be counted as delivered under the Plan or such Prior Plan; (iii) shares of Stock that have been issued in connection with any Award (e.g., Restricted Stock) or Prior Plan award that is canceled, forfeited, or settled in cash such that those shares are returned to the Company will again be available for Awards; and (iv) shares of Stock withheld in payment of the exercise price or taxes relating to any Award or Prior Plan award and shares equal to the number surrendered in payment of any exercise price or taxes relating to any Award or Prior Plan award shall be deemed to constitute shares not delivered to the Participant and shall be deemed to be available for Awards under the Plan; provided, however, that, no shares shall become available pursuant to this Section 3.1(b) to the extent that
(x) the transaction resulting in the return of shares occurs more than ten years after the date of the most recent shareholder approval of the Plan, or (y) such return of shares would constitute a "material revision" of the Plan subject to stockholder approval under then applicable rules of the New York Stock Exchange (or any other applicable exchange or quotation system). In addition, in the case of any Award granted in substitution for an award of a company or business acquired by the Company or a subsidiary or affiliate, shares of Stock issued or issuable in connection with such substitute Award shall not be counted against the number of shares reserved under the Plan, but shall be available under the Plan by virtue of the Company's assumption of the plan or arrangement of the acquired company or business. This Section 3.1 shall apply to the share limit imposed to conform to the regulations promulgated under the Code with respect to Incentive Stock Options only to the extent consistent with applicable regulations relating to Incentive Stock Options under the Code. Because shares will count against the number reserved in Section 3.1 upon delivery, the Committee may, subject to the share counting rules under this Section 3.1, determine that Awards may be outstanding that relate to a greater number of shares than the aggregate remaining available under the Plan, so long as Awards will not result in delivery and vesting of shares in excess of the number then available under the Plan. The payment of Dividend Equivalents in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan.

     3.2 Stock Distributed. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

     3.3 Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Article 11, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant during a rolling three-year period (measured from the date of any grant) shall be 3,000,000.

                                   ARTICLE 4

                          ELIGIBILITY AND PARTICIPATION

     4.1 Eligibility.

         (a) General. Persons eligible to participate in this Plan include Employees, Consultants, and all members of the Board, as determined by the Committee.

         (b) Foreign Participants. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its

Subsidiaries operate or have Employees, Consultants or members 9of the Board, the Committee, in its sole discretion, shall have the power and authority to:

             (i) Determine which Subsidiaries shall be covered by the Plan;

             (ii) Determine which Employees, Consultants or members of the Board outside the Unites States are eligible to participate in the Plan;

             (iii) Modify the terms and conditions of any Award granted to Employees, Consultants or members of the Board outside the United States to comply with applicable foreign laws;

             (iv) Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Sections 3.1 and 3.3 of the Plan; and

             (v) Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals.

Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law or governing statute or any other applicable law.

     4.2 Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all eligible individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No individual shall have any right to be granted an Award pursuant to this Plan.

                                   ARTICLE 5

                                  STOCK OPTIONS

     5.1 General. The Committee is authorized to grant Options to Participants on the following terms and conditions:

         (a) Exercise Price. The exercise price per share of Stock subject to an Option shall be determined by the Committee and set forth in the Award Agreement; provided that the exercise price for any Option shall not be less than 100% of the Fair Market Value on the date of grant.

         (b) Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part; provided that the term of any Option granted under the Plan shall not exceed ten years; and, provided, further, that in the case of a Non-Qualified Stock Option, such Option shall be exercisable for one year after the date of the Participant's death. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

         (c) Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, promissory note bearing interest at no less than such rate as shall then preclude the imputation of interest under the Code, shares of Stock held for longer than 6 months having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, or other property acceptable to the Committee (including through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; provided that payment of such proceeds is then made to the Company upon settlement of such sale), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a member of the Board or an "executive officer" of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option in any method which would violate Section 13(k) of the Exchange Act.

         (d) Evidence of Grant. All Options shall be evidenced by a written Award Agreement between the Company and the Participant. The Award Agreement shall include such additional provisions as may be specified by the Committee.

     5.2 Incentive Stock Options. Incentive Stock Options shall be granted only to Employees and the terms of any Incentive Stock Options granted pursuant to the Plan must comply with the following additional provisions of this Section 5.2:

         (a) Exercise Price. The exercise price per share of Stock shall be set by the Committee; provided that the exercise price for any Incentive Stock Option shall not be less than 100% of the Fair Market Value on the date of grant.

         (b) Expiration of Option. An Incentive Stock Option may not be exercised to any extent by anyone after the first to occur of the following events:

             (i) Ten years from the date it is granted, unless an earlier time is set in the Award Agreement.

             (ii) One year after the date of the Participant's termination of employment or service on account of Disability or death. Upon the Participant's Disability or death, any Incentive Stock Options exercisable at the Participant's Disability or death may be exercised by the Participant's legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant's last will and testament, or, if the Participant fails to make testamentary disposition of such Incentive Stock Option or dies intestate, by the person or persons entitled to receive the Incentive Stock Option pursuant to the applicable laws of descent and distribution.

         (c) Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which

Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

         (d) Ten Percent Owners. An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.

         (e) Transfer Restriction. The Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such shares of Stock to the Participant.

         (f) Expiration of Incentive Stock Options. No Award of an Incentive Stock Option may be made pursuant to this Plan after the tenth anniversary of the Effective Date.

         (g) Right to Exercise. During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant.

     5.3 Substitution of Stock Appreciation Rights. The Committee may provide in the Award Agreement evidencing the grant of an Option that the Committee, in its sole discretion, shall have to right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option, subject to the provisions of Section 7.2 hereof; provided that such Stock Appreciation Right shall be exercisable for the same number of shares of Stock as such substituted Option would have been exercisable for.

     5.4 Granting of Options to Independent Directors. The Board may from time to time, in its sole discretion, and subject to the limitations of the Plan:

         (a) Select from among the Independent Directors (including Independent Directors who have previously been granted Options under the Plan) such of them as in its opinion should be granted Options;

         (b) Subject to Section 3.3, determine the number of shares of Stock to be subject to Options granted to such selected Independent Directors; and

         (c) Subject to the provisions of this Article 5, determine the terms and conditions of such Options, consistent with the Plan.

Options granted to Independent Directors shall be Non-Qualified Stock Options.

                                   ARTICLE 6

                             RESTRICTED STOCK AWARDS

     6.1 Grant of Restricted Stock. The Committee is authorized to make Awards of Restricted Stock to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. All Awards of Restricted Stock shall be evidenced by a written Restricted Stock Award Agreement.

     6.2 Issuance and Restrictions. Subject to Section 10.6, Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

     6.3 Forfeiture. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that, except as otherwise provided by Section 10.6, the Committee may (a) provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and (b) in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

     6.4 Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

                                   ARTICLE 7

                            STOCK APPRECIATION RIGHTS

     7.1 Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any Participant selected by the Committee. A Stock Appreciation Right may be granted (a) in connection and simultaneously with the grant of an Option,
(b) with respect to a previously granted Option, or (c) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.

     7.2 Coupled Stock Appreciation Rights.


         (a) A Coupled Stock Appreciation Right ("CSAR") shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

         (b) A CSAR may be granted to a Participant for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

         (c) A CSAR shall entitle the Participant (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Stock on the date of exercise of the CSAR by the number of shares of Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

     7.3 Independent Stock Appreciation Rights.

         (a) An Independent Stock Appreciation Right ("ISAR") shall be unrelated to any Option and shall have a term set by the Committee. An ISAR shall be exercisable in such installments as the Committee may determine. An ISAR shall cover such number of shares of Stock as the Committee may determine. The exercise price per share of Stock subject to each ISAR shall be set by the Committee; ; provided that the exercise price for any ISAR shall not be less than 100% of the Fair Market Value on the date of grant; and provided, further, that, the Committee in its sole and absolute discretion may provide that the ISAR may be exercised subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant's retirement, death or disability, or otherwise.

         (b) An ISAR shall entitle the Participant (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Stock on the date of exercise of the ISAR by the number of shares of Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.

     7.4 Payment and Limitations on Exercise.

         (a) Payment of the amounts determined under Sections 7.2(c) and 7.3(b) above shall be in cash, in Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee.

         (b) To the extent any payment under Section 7.2(c) or 7.3(b) is effected in Stock it shall be made subject to satisfaction of all provisions of
Article 5 above pertaining to Options.

                                   ARTICLE 8

                              OTHER TYPES OF AWARDS

     8.1 Performance Share Awards. Any Participant selected by the Committee may be granted one or more Performance Share awards which shall be denominated in a number of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee (subject to Section 10.6). In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

     8.2 Performance Stock Units. Any Participant selected by the Committee may be granted one or more Performance Stock Unit awards which shall be denominated in units of value including dollar value of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee (subject to Section 10.6). In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

     8.3 Dividend Equivalents.


         (a) Any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the shares of Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

         (b) Dividend Equivalents granted with respect to Options or SARs that are intended to be Qualified Performance-Based Compensation shall be payable, with respect to pre-exercise periods, regardless of whether such Option or SAR is subsequently exercised.

     8.4 Stock Payments. Any Participant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee; provided, that unless otherwise determined by the Committee such Stock Payments shall be made in lieu of base salary, bonus, or other cash compensation otherwise payable to such Participant. The number of shares shall be determined by the Committee and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

     8.5 Deferred Stock. Any Participant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee (subject to Section 10.6). Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Participant awarded Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Deferred Stock Award has vested and the Stock underlying the Deferred Stock Award has been issued.

     8.6 Restricted Stock Units. The Committee is authorized to make Awards of Restricted Stock Units to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. At the time of grant, the Committee shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate (subject to Section 10.6). At the time of grant, the Committee shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the grantee. On the maturity date, the Company shall transfer to the Participant one unrestricted, fully transferable share of Stock for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited. The Committee shall specify the purchase price, if any, to be paid by the grantee to the Company for such shares of Stock.

     8.7 Other Stock-Based Awards. Any Participant selected by the Committee may be granted one or more Awards that provide Participants with shares of Stock or the right to purchase shares of Stock or that have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise payable in shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee (subject to Section 10.6). In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of Award) the contributions, responsibilities and other compensation of the particular Participant.

     8.8 Term. Except as otherwise provided herein, the term of any Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Stock Payments, Deferred Stock, Restricted Stock Units or Other Stock-Based Award shall be set by the Committee in its discretion.

     8.9 Exercise or Purchase Price. The Committee may establish the exercise or purchase price, if any, of any Award of Performance Shares, Performance Stock Units, Deferred Stock, Stock Payments, Restricted Stock Units or Other Stock-Based Award; provided, however, that such price shall not be less than the par value of a share of Stock, unless otherwise permitted by applicable state law.

     8.10 Exercise Upon Termination of Employment or Service. An Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Deferred Stock, Stock Payments, Restricted Stock Units and Other Stock-Based Award shall only be exercisable or payable while the Participant is an Employee, Consultant or a member of the Board, as applicable; provided, however, that the Committee in its sole and absolute discretion may provide that an Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Stock Payments, Deferred Stock, Restricted Stock Units or Other Stock-Based Award may be exercised or paid subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant's retirement, death or disability, or otherwise; provided, however, that any such provision with respect to Performance Shares or Performance Stock Units shall be subject to the requirements of Section 162(m) of the Code that apply to Qualified Performance-Based Compensation.

     8.11 Form of Payment. Payments with respect to any Awards granted under this Article 8 shall be made in cash, in Stock or a combination of both, as determined by the Committee.

     8.12 Award Agreement. All Awards under this Article 8 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by a written Award Agreement.

                                   ARTICLE 9

                            PERFORMANCE-BASED AWARDS

     9.1 Purpose. The purpose of this Article 9 is to provide the Committee the ability to qualify Awards other than Options and SARs and that are granted pursuant to Articles 6 and 8 as Qualified Performance-Based Compensation. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 9 shall control over any contrary provision contained in Articles 6 or 8; provided, however, that the Committee may in its discretion grant Awards to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 9.

     9.2 Applicability. This Article 9 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

     9.3 Procedures with Respect to Performance-Based Awards. To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles 6 and 8 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Covered Employees, (ii) select the

Performance Criteria applicable to the Performance Period, (iii) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (iv) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

     9.4 Payment of Performance-Based Awards. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved. In determining the amount earned under a Performance-Based Award, the Committee may reduce or eliminate the amount of the Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

     9.5 Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

                                   ARTICLE 10

                         PROVISIONS APPLICABLE TO AWARDS

     10.1 Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

     10.2 Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, the provisions applicable in the event the Participant's employment or service terminates, and the Company's authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

     10.3 Limits on Transfer. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a

Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided by the Committee, no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution. The Committee by express provision in the Award or an amendment thereto may permit an Award (other than an Incentive Stock Option) to be transferred to, exercised by and paid to certain persons or entities related to the Participant, including but not limited to members of the Participant's family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant's family and/or charitable institutions, or to such other persons or entities as may be expressly approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes (or to a "blind trust" in connection with the Participant's termination of employment or service with the Company or a Subsidiary to assume a position with a governmental, charitable, educational or similar non-profit institution) and on a basis consistent with the Company's lawful issue of securities.

     10.4 Beneficiaries. Notwithstanding Section 10.3, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant's spouse as his or her beneficiary with respect to more than 50% of the Participant's interest in the Award shall not be effective without the prior written consent of the Participant's spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant's will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

     10.5 Stock Certificates. Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.

     10.6 Full Value Award Vesting Limitations. Notwithstanding any other provision of this Plan to the contrary, Full Value Awards made to Employees or Consultants shall become vested over a period of not less than three years (or, in the case of vesting based upon the attainment of Performance Goals or other performance-based objectives, over a period of not less than one year) following the date the Award is made; provided, however, that, notwithstanding the foregoing, Full Value Awards that result in the issuance of an aggregate of up to 5% of the shares of Stock available pursuant to Section 3.1(a) may be granted to any one or more Participants without respect to such minimum vesting provisions.

                                   ARTICLE 11

                          CHANGES IN CAPITAL STRUCTURE

     11.1 Adjustments. In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Stock or the share price of the Stock, the Committee shall make such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change with respect to (a) the aggregate number and type of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3 and the numbers of Shares in Section 5.4); (b) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (c) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Qualified Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

     11.2 Acceleration upon a Change of Control. Except as may otherwise be provided in any Award Agreement or any other written agreement entered into by and between the Company and a Participant, if a Change of Control occurs and a Participant's Awards are not converted, assumed, or replaced by a successor, such Awards shall become fully exercisable and all forfeiture restrictions on such Awards shall lapse. Upon, or in anticipation of, a Change in Control, the Committee may cause any and all Awards outstanding hereunder to terminate at a specific time in the future and shall give each Participant the right to exercise such Awards during a period of time as the Committee, in its sole and absolute discretion, shall determine.

     11.3 Outstanding Awards - Certain Mergers. Subject to any required action by the stockholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Stock receive securities of another corporation), each Award outstanding on the date of such merger or consolidation shall pertain to and apply to the securities that a holder of the number of shares of Stock subject to such Award would have received in such merger or consolidation.

     11.4 Outstanding Awards - Other Changes. In the event of any other change in the capitalization of the Company or corporate change other than those specifically referred to in this Article 11, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to Awards outstanding on the date on which such change occurs and in the per share grant or exercise price of each Award as the Committee may consider appropriate to prevent dilution or enlargement of rights.

     11.5 No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.

                                   ARTICLE 12

                                 ADMINISTRATION

     12.1 Committee. The Plan shall be administered by the Compensation Committee of the Board; provided, however that the Compensation Committee may delegate to a committee of one or more members of the Board the authority to grant or amend Awards to Participants other than (a) senior executives of the Company who are subject to Section 16 of the Exchange Act or (b) Covered Employees. The Committee shall consist of at least two individuals, each of whom qualifies as (x) a Non-Employee Director, and (y) an "outside director" pursuant to Code Section 162(m) and the regulations issued thereunder. Reference to the Committee shall refer to the Board if the Compensation Committee ceases to exist and the Board does not appoint a successor Committee.

     12.2 Action by the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by a majority of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

     12.3 Authority of Committee. Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

         (a) Designate Participants to receive Awards;

         (b) Determine the type or types of Awards to be granted to each Participant;

         (c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

         (d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any reload provision, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines; provided, however, that the Committee shall not have the authority to accelerate the vesting or waive the forfeiture of any Performance-Based Awards;

         (e) Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

         (f) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

         (g) Decide all other matters that must be determined in connection with an Award;

         (h) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

         (i) Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

         (j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

     12.4 Decisions Binding. The Committee's interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

                                   ARTICLE 13

                          EFFECTIVE AND EXPIRATION DATE

     13.1 Effective Date. The Plan is effective as of the date the Plan is approved by the Company's stockholders (the "Effective Date"). The Plan will be deemed to be approved by the stockholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Company present or represented and entitled to vote at a meeting duly held in accordance with the applicable provisions of the Company's By-Laws.

     13.2 Expiration Date. The Plan will expire on, and no Award may be granted pursuant to the Plan after, the tenth anniversary of the Effective Date. Any Awards that are outstanding on the tenth anniversary of the Effective Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

                                   ARTICLE 14

                    AMENDMENT, MODIFICATION, AND TERMINATION

     14.1 Amendment, Modification, And Termination. With the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval is required for any amendment to the Plan that (i) increases the number of shares available under the Plan (other than any adjustment as provided by Article 11),
(ii) permits the Committee to grant Options with an exercise price that is below Fair Market Value on the date of grant, (iii) permits the Committee to extend the exercise period for an Option beyond ten years from the date of grant, or
(iv) results in a material increase in benefits or a change in eligibility requirements. Notwithstanding any provision in this Plan to the contrary, absent approval of the stockholders of the Company, no Option may be amended to reduce the per share exercise price of the shares subject to such Option below the per share exercise price as of the date the Option is granted and, except as permitted by Article 11, no Option may be granted in exchange for, or in connection with, the cancellation or surrender of an Option having a higher per share exercise price.

     14.2 Awards Previously Granted. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.

                                   ARTICLE 15

                               GENERAL PROVISIONS

     15.1 No Rights to Awards. No Participant, employee, or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Participants, employees, and other persons uniformly.

     15.2 No Stockholders Rights. No Award gives the Participant any of the rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

     15.3 Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. The Committee may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award within six months after such shares of Stock were acquired by the Participant from the Company) in order to satisfy the Participant's federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

     15.4 No Right to Employment or Services. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.

     15.5 Unfunded Status of Awards. The Plan is intended to be an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

     15.6 Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company's Certificate of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

     15.7 Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

     15.8 Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

     15.9 Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

     15.10 Fractional Shares. No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

     15.11 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

     15.12 Government and Other Regulations. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act of 1933, as amended, any of the shares of Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act of 1933, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

     15.13 Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

                                    * * * * *

     I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Symbol Technologies, Inc. on ____________ __, 200__.

                                    * * * * *

     I hereby certify that the foregoing Plan was approved by the stockholders of Symbol Technologies, Inc. on ____________ __, 200__.

     Executed on this ____ day of _______________, 200__.



                                            ------------------------------
                                                  Corporate Secretary

SYMBOL TECHNOLOGIES, INC.                             YOUR VOTE IS IMPORTANT
                                                    VOTE BY INTERNET/TELEPHONE
                                                   24 HOURS A DAY, 7 DAYS A WEEK


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

               TELEPHONE                                  INTERNET                                      MAIL
               ---------                                  --------                                      ----
            1-866-814-2810                    HTTPS://WWW.PROXYVOTENOW.COM/SBL
*  Use any touch-tone telephone.     OR     *  Go to the website address listed    OR      *  Mark, sign and date your
*  HAVE YOUR PROXY CARD READY.              above.                                         proxy card.
*  Follow the simple recorded               *  HAVE YOUR PROXY CARD READY.                 *  Detach your proxy card.
instructions.                               *  Follow the simple instructions              *  Return your proxy card in
                                            that appear on your computer screen.           the postage-paid envelope
                                                                                           provided.


Your telephone or Internet vote authorizes the named                  If you have submitted your proxy by telephone or
proxies to vote your shares in the same manner as if                  the internet there is no need for you to mail
you marked, signed and returned the proxy card.                       back your proxy.



          CALL TOLL-FREE TO VOTE                                      CONTROL NUMBER FOR TELEPHONE OR INTERNET VOTING

              1-866-814-2810                                                          --------------



                       DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET

                     (PLEASE SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.)
                                 VOTES MUST BE INDICATED (X) IN BLACK OR BLUE INK.


                    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ITEMS 1, 2, 3 AND 4.


1.   Election of Six Directors.                              3.   The 2004 Symbol Technologies, Inc. 2004 Equity
                                                                  Incentive Award Plan.

     Nominees:    (01) William R. Nuti                             FOR               AGAINST             ABSTAIN
                  (02) Robert J. Chrenc                            [ ]                 [ ]                 [ ]
                  (03) Edward Kozel
                  (04) Salvatore Iannuzzi                    4.   The ratification of the appointment of Ernst &
                  (05) George Samenuk                             Young LLP as the Company's independent auditors for
                  (06) Melvin A. Yellin                           fiscal year 2004.

     [ ]   For All Nominees                                         FOR               AGAINST             ABSTAIN
                                                                    [ ]                 [ ]                 [ ]
     [ ]   Withhold Authority for all nominees

     [ ]   For All Except*

  (INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY      5.  In their discretion, the proxies are authorized to
  INDIVIDUAL NOMINEES, MARK THE "FOR ALL EXCEPT" BOX AND         vote for the election of such substitute nominee(s)
  WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)        for directors as such proxies may select in the
                                                                 event any nominee(s) named in this proxy become
*Exceptions:                                                     unable to serve, and upon any other business which
                                                                 may properly come before the 2004 Annual Meeting or
-------------------------------------------------------          any adjournments or postponements thereof.

                                                             THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.
2.   The amendment and restatement of the Symbol
     Technologies, Inc. Executive Bonus Plan.

        FOR                AGAINST            ABSTAIN       ADDRESS CHANGE AND/OR COMMENTS MARK HERE   [ ]
        [ ]                  [ ]                [ ]


PLEASE SIGN EXACTLY AS NAME OR NAMES APPEAR ON THIS PROXY. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR,
TRUSTEE, CUSTODIAN, GUARDIAN OR CORPORATE OFFICER, GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. JOINT
OWNERS MUST EACH SIGN. IF THE SIGNER IS A CORPORATION, PLEASE SIGN FULL CORPORATE NAME BY A DULY AUTHORIZED OFFICER,
GIVING TITLE AS SUCH. IF SIGNER IS A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

                                                        DATE:  _________________________

                                                        Shareowner sign here: __________________________________

                                                        Co-Owner sign here:  ___________________________________



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


                                ADMISSION TICKET

                            SYMBOL TECHNOLOGIES, INC.

                         ANNUAL MEETING OF STOCKHOLDERS

                           APRIL 26, 2004 - 10:00 A.M.

                                One Symbol Plaza
                              Holtsville, New York

If you plan to attend the Annual Meeting please mark the notification box on the bottom portion of this card.

You must present this portion of the card (together with picture identification) in order to be admitted to the Symbol Technologies, Inc. Annual Meeting of Stockholders on April 26, 2004. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting.

                            SYMBOL TECHNOLOGIES, INC.

                          PROXY/VOTING INSTRUCTION CARD

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
        DIRECTORS OF SYMBOL TECHNOLOGIES, INC. FOR THE ANNUAL MEETING OF
                   STOCKHOLDERS TO BE HELD ON APRIL 26, 2004.

         The undersigned stockholder of Symbol Technologies, Inc. hereby appoints WILLIAM R. NUTI and PETER M. LIEB, and each of them, proxies, with full power of substitution in each, to vote the shares of Symbol Technologies, Inc. Common Stock that the undersigned would be entitled to vote at the Annual Meeting of Stockholders to be held on April 26, 2004, and at any adjournments or postponements thereof, as indicated on the reverse side, and in their discretion upon any other business that may properly come before the meeting or at any adjournments or postponements thereof.

         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR proposals 1, 2, 3 and 4 and will grant discretionary authority pursuant to Item 5. The undersigned acknowledges receipt of the accompanying Proxy Statement dated March 31, 2004.

HOUSEHOLDING ELECTION - If you don't already do so, please indicate if you consent to receive certain future investor communications in a single
package  per household.                                                    [YES]


Comments / Address Change:
--------------------------
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

                                                           SYMBOL TECHNOLOGIES, INC.    MARK THIS BOX IF YOU PLAN
---------------------------------------------------------        P.O. Box 11095         TO ATTEND THE ANNUAL
                                                             New York, NY 10203-0095    MEETING                [ ]
---------------------------------------------------------

---------------------------------------------------------
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If you have written in the above space, please mark the
comments notification box on the reverse side



          (Continued, and to be signed and dated on the reverse side.)